As filed with the Securities and Exchange Commission on April 30, 2015

Registration Nos. 333-52290
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 20	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 73	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X   on May 1, 2015 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium deferred variable annuity contracts.

CENTURY II AFFINITY VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2))

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Federated Insurance Series

Federated Managed Tail Risk Fund II – P

Federated High Income Bond Fund II – P

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Total Return Bond Series – Initial Class Shares (formerly MFS® Research Bond Series – Initial Class Shares)

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.  The minimum guaranteed interest rate is 1% for the Fixed Account.  (See “GUARANTEED AND CURRENT INTEREST RATES”)

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).

The date of this Prospectus is May 1, 2015.

PROSPECTUS CONTENTS

DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	5
ANNUITY PROVISIONS	6
FEDERAL TAX STATUS	6
FEE TABLE	7
OWNER TRANSACTION EXPENSES	7
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	7
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
EXAMPLE OF CHARGES	13
CONDENSED FINANCIAL INFORMATION	15
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE INSURANCE COMPANY	15
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	15
THE FUNDS	15
RESOLVING MATERIAL CONFLICTS	21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	22
DESCRIPTION OF THE CONTRACT	22
PURCHASING A CONTRACT	22
REPLACEMENT OF CONTRACTS	23
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUMS	23
DETERMINATION OF CONTRACT VALUE	24
VARIABLE ACCOUNT VALUE	24
TRANSFER PRIVILEGE	26
DOLLAR COST AVERAGING PLAN	28
PORTFOLIO REBALANCING PLAN	28
PARTIAL AND FULL CASH SURRENDERS	28
CONTRACT TERMINATION	30
CONTRACT LOANS	30
DEATH BENEFIT BEFORE MATURITY DATE	31
PROCEEDS ON MATURITY DATE	33
PAYMENTS	34
UNCLAIMED PROPERTY LAWS	35
MODIFICATIONS	35
REPORTS TO CONTRACT OWNER	35
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	35
OPTIONAL RIDER	36
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	36
THE FIXED ACCOUNT	47
GUARANTEED AND CURRENT INTEREST RATES	47
CALCULATION OF FIXED ACCOUNT VALUE	48
TRANSFERS FROM FIXED ACCOUNT	48
DELAY OF PAYMENT	48
CHARGES AND DEDUCTIONS	49
SURRENDER CHARGE	49
TRANSFER PROCESSING FEE	50
ADMINISTRATIVE CHARGES	50

MORTALITY AND EXPENSE RISK CHARGE	50
MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE	50
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	51
PREMIUM TAXES	51
REDUCED CHARGES FOR ELIGIBLE GROUPS	51
OTHER TAXES	51
LOAN INTEREST CHARGE	51
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	52
PAYMENT OPTIONS	52
ELECTION OF OPTIONS	52
DESCRIPTION OF OPTIONS	52
YIELDS AND TOTAL RETURNS	53
YIELDS	53
TOTAL RETURNS	53
FEDERAL TAX STATUS	54
INTRODUCTION	54
TAXATION OF NON-QUALIFIED CONTRACTS	54
TAXATION OF QUALIFIED CONTRACTS	55
FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TAXES	57
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	57
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	57
POSSIBLE TAX LAW CHANGES	58
FOREIGN TAX CREDITS	58
SALE OF THE CONTRACTS	58
CYBER SECURITY	59
LEGAL PROCEEDINGS	59
COMPANY HOLIDAYS	59
CHANGE OF ADDRESS NOTIFICATION	59
FINANCIAL STATEMENTS	59
APPENDIX A - CONDENSED FINANCIAL INFORMATION	61
APPENDIX B - GMWB RIDER EXAMPLES	76
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	85

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option
This Contract provides for a Base Guaranteed Minimum Death Benefit.  In addition, there are two enhanced death benefit options available under the Contract.  The two options provide different levels of death benefit guarantees.  The two options have different issue requirements and expense charges associated with them.  These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year	Refers to the 12-month period following the date we credit a particular premium to your Contract. This measure of time is important in calculating the surrender charge applicable to the Contract.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

HIGHLIGHTS

THE CONTRACT

Who Should Invest.  The Contract is designed for investors seeking long-term tax-deferred accumulation of funds.  The goal for this accumulation is generally retirement, but may be for other long-term investment purposes.  We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.  (See "FEDERAL TAX STATUS")

The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral.

The Contract.  The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the minimum initial premium.  The maximum Issue Age is 80.  (See "PURCHASING A CONTRACT")

We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.

Free-Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")

Premiums.  The minimum amount that we will accept as an initial premium is $10,000.  You may pay additional premiums at any time during the Annuitant’s lifetime and before the Maturity Date.  The minimum premium allowed after the initial premium is $50.  (See "PURCHASING A CONTRACT")  We reserve the right to waive the $10,000 minimum premium requirement for certain corporate markets contracts.

Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate.

The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

•	require premium payments to be refunded under the free-look provision; or
•	require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")

Transfers.  After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  The first six transfers during a Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  (See "TRANSFER PRIVILEGE")

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

•	the date that the Annuitant dies; or
•	the Maturity Date.

Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Five PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit both the amount you may withdraw during a Contract Year and the investment options to which you may allocate Contract Value, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.

The TOPS® Managed Risk ETF Portfolios, which are eligible investment options under the GMWB rider, employ risk and volatility mitigation strategies, which could reduce your investment return.

Subaccount Bonus.  There are two bonuses that will be credited to the Variable Account Value.  We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all Contracts, regardless of size.  After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value.  The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We pay these bonus amounts out of the increased revenues on Contracts that have been in force for longer periods of time and the expense efficiencies that result from Contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

Death Benefit Before the Maturity Date.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death.  There is a base Guaranteed Minimum Death Benefit Option.  One of two enhanced options may be chosen at issue.  There is an additional charge assessed each month if one of the enhanced options is selected.  There are three Guaranteed Minimum Death Benefit Options available as follows:

•	Base Guaranteed Minimum Death Benefit Option;
•	Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option.  (See "DEATH BENEFIT BEFORE MATURITY DATE")

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

•	premiums paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
•	the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments) less any loan balance.

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See "DEATH BENEFIT BEFORE MATURITY DATE")

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the Contract will be paid to the Beneficiary.

Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

Surrender Charge.  We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract.  The surrender charge percentages are shown below.

Premium Years since payment of the premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

Each premium payment has its own surrender charge period.  When you make a withdrawal, we assume that the oldest premium payment is being withdrawn first so that the lowest surrender charge is deducted from the amount withdrawn.  After eight (8) complete Premium Years from the date you make a premium payment, no surrender charge will be assessed if you withdraw or surrender that premium payment.  The total surrender charge at a given time will be the sum of the surrender charges applicable to each premium that has been paid.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge.  (See "SURRENDER CHARGE")

Annual Administration Fee.  We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year.  We will waive this fee for Contracts with Contract Values of $50,000 or more.  (See "ADMINISTRATIVE CHARGES")

Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free.  We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.  (See "ADMINISTRATIVE CHARGES")

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%.  (See "MORTALITY AND EXPENSE RISK CHARGE")

Monthly Guaranteed Minimum Death Benefit Expense Charge.  If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•	Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals

0.35% of Variable Account Value on an annualized basis. (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit. The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.

Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.  (See "PREMIUM TAXES")

Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees. (See "INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")

For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS."

ANNUITY PROVISIONS

Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See "PAYMENT OPTIONS")

Payment Options.  The payment options are:

•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance.  (See "PAYMENT OPTIONS")

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes, which currently range from 0% to 3.5% of premium based on the state in which the contract is sold, may also be deducted.

OWNER TRANSACTION EXPENSES

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn or Annuitized under a Non-Life Payment Option1)	8%
Transfer Processing Fee	After the first 6 transfers in a Contract Year, we will charge $25 for each additional transfer during that Contract Year. There is no fee for the first 6 transfers during a Contract Year.

1 We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.  The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

Annual Administration Fee	$30 per Contract Year2
Loan Interest Charge	5.00%3
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Base Guaranteed Minimum Death Benefit Option	0.00%
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	1.20% multiplied by Guaranteed Withdrawal Balance4 (0.10% monthly)

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.

3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).

4 The current annual charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.95% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.079%).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, your current annual charge is 0.60% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.05%).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2014.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES5

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.68%6

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2014.

ANNUAL PORTFOLIO OPERATING EXPENSES7

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.28%	NA	0.95%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.02%	0.92%	0.02%8	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.41%	NA	1.16%	NA	NA

8 Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016.  The fee waiver agreement cannot be terminated during its term.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.33%	NA	0.00%	NA	1.33%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.00%	NA	1.00%	NA	NA
American Century VP Value Fund – Class I	0.96%	NA	0.00%	NA	0.96%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.47%	0.25%	0.00%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.67%	NA9	1.42%	NA	NA

9 For the year ended December 31, 2014, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2))	0.76%	0.25%	0.15%	NA	1.16%	NA	NA
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.25%	NA	1.45%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.19%	NA	1.23%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.08%	NA	0.83%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II - P	0.75%	0.00%10	0.16%11	0.77%	1.68%	0.63%12	1.05%
Federated High Income Bond Fund II - P	0.60%	NA	0.17%11	NA	0.77%	0.00%13	0.77%
Federated Prime Money Fund II	0.50%	NA	0.18%11	NA	0.68%	0.01%14	0.67%

10 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

11 The Fund may incur or charge an administrative services fee up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such an Administrative Services fee until such time as approved by the Board of Trustees (the “Trustees”).

12 Effective May 1, 2015, the Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.28% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

13 The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

14 The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.08%	NA	0.88%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.45%	0.70%15	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%15	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%15	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%15	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%15	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%15	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%15	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%15	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%15	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%15	NA	NA

15 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 216	1.05%	0.25%	0.05%	NA	1.35%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 216	0.77%	0.25%	0.03%	NA	1.05%	NA	NA
Templeton Developing Markets VIP Fund – Class 216,17	1.24%	0.25%	0.12%	NA	1.61%	NA	NA
Templeton Foreign VIP Fund – Class 216,17	0.74%	0.25%	0.03%	NA	1.02%	NA	NA

16 The Fund administration fee is paid indirectly through the management fee.

17 Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under "Management" in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.14%	0.01%	0.80%18	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.22%	0.02%	0.89%19	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	0.01%	0.81%20	NA	NA

18 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

19 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

20 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.72%	NA	0.05%	NA	0.77%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
MFS® Total Return Bond Series – Initial Class Shares (formerly MFS Research Bond Series – Initial Class Shares)	0.50%	NA	0.03%	NA	0.53%	0.01%21	0.52%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.04%	NA	0.79%	0.14%22	0.65%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.06%	NA	0.79%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.24%	0.01%	0.95%	0.14%23	0.81%

21 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.45% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion, and 0.40% of the fund's average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2016.

22 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund's average daily net assets in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016. MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.65% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

23 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.22%	0.87%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option ("GMDB") charge, a monthly Guaranteed Minimum Withdrawal Benefit ("GMWB") charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2014.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit and the optional Enhanced Combination Guaranteed Minimum Death Benefit Option.

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or is annuitized under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,194.53	$2,055.22	$2,827.45	$4,767.17

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$1,053.43	$1,642.77	$2,151.19	$3,471.02

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,066.01	$1,680.07	$2,213.25	$3,594.62

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$922.90	$1,249.29	$1,485.16	$2,081.21

(2) If the Contract is not surrendered or is annuitized under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$473.50	$1,422.53	$2,374.25	$4,767.17

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$321.14	$979.96	$1,661.45	$3,471.02

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$334.75	$1,020.05	$1,726.95	$3,594.62

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$180.21	$557.85	$959.66	$2,081.21

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.

The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year.  There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.  As of 12/31/14, the average Contract Value is equal to $110,347.64, with an average administration fee equal to $10.69.  This translates the annual administrative fee into a 0.107% charge on a $10,000 investment for the purposes of the example.

You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Funds.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.

Beginning May 1, 2015, the American Century VP Mid Cap Value Fund Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.

Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (formerly Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Multinational companies may be subject to certain of the risks involved in investing in foreign securities. In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects. The fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index, the fund's benchmark index. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). To pursue its goal, the fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. Companies included in the S&P 500 Index generally must have market capitalizations in excess of $4 billion, to the extent consistent with market conditions. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund's investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio managers then evaluate each stock considered to be a potential purchase candidate to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations.

Federated Insurance Series

Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of high-quality money market securities rated in one of the two highest categories or of comparable quality.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030

Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series– Initial Class Shares (formerly MFS® Research Bond Series – Initial Class Shares) (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")

Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code ("Code").  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue

Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract.  The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below.  The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.

The minimum initial premium that we accept is a single premium of $10,000.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period.  The free look period applies for the 10 days after you receive the Contract.  We must receive the returned Contract at our Home Office within 10 days if you wish to cancel your Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:

•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.  In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and

•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period.  At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value.  The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all Contracts, regardless of size.  After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value.  The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the

Monthly Anniversary Date.  Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.

There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and
•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period.  The formula for the net investment factor equals:

(X/Y) – Z

where "X" equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis.  These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.15% on an annual basis.  The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Transfers are subject to the following restrictions:

•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender.  We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions.  If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year.  (See "SURRENDER CHARGE")

Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year.  (See "SURRENDER CHARGE")

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See "FEDERAL TAX STATUS")

Full Surrender.  You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract.  (See "SURRENDER CHARGE")

Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")

Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59½;

•	severance from employment;
•	disability; or
•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

Amount of Loan Available.  You may borrow up to the least of:

•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above.  Each loan must be at least $2,500.

Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account.  Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge.  This deemed distribution may be subject to income and penalty tax under the Code.

Loan Balance.  Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans.  If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.

The two options are:

•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.  Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

The death benefit options provide protection in the event of a market downturn.  However, there are additional costs associated with the enhanced Guaranteed Minimum Death Benefits.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.

Base Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit will be the greater of:

•	premiums paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option.  This option is available at issue and at any time after.

Annual Ratchet Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionally adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below plus any additional premiums paid.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

Enhanced Combination Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
premiums paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance.  We place a maximum on the amount accumulated at 5% interest of two times the total premiums paid, less surrenders and any loan balance; or

•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from and premiums paid since the last Contract Anniversary will be added to such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•
the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders, less any loan balance and plus any premiums paid since the Contract Anniversary following the Annuitant’s 80th birthday.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option.  The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

Death of Annuitant.  If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase on the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable.  The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions.  The latest Maturity Date is the later of:

•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS")

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and

•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDER

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

IMPORTANT TERMS

Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See "LIFETIME INCOME AMOUNT" and "DEATH BENEFITS")

Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.

Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the currently available Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.

Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") is effective from.

Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

DESCRIPTION OF THE GMWB RIDER

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option.

IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.

•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See "FEDERAL TAX ISSUES")
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See "CHARGES AND DEDUCTIONS")
•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See "BONUS," "STEP-UPS," and "Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount")  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as "Excess Withdrawals"), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as "Excess Withdrawals").  The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See "REQUIRED MINIMUM DISTRIBUTIONS")

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See "GMWB RIDER CHARGE")

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See "GMWB RIDER CHARGE")

The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

ADDITIONAL PREMIUMS

We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:

In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:

•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.

In the case of the Lifetime Income Amount, to equal the greater of the:

•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.

We do not permit additional premiums during a GMWB rider’s "Settlement Phase," as described below.

Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:

•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.

For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.

Premium limits on Qualified Contracts. If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:

•
after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.

For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.

You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under "Purchasing a Contract" earlier in the Prospectus.

INVESTMENT STRATEGY

The Investment Strategy includes the Designated Subaccounts.  If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you.  As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")  You must choose one of these available Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

This rider will remain in effect only if your premium payments and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one or more of the Designated Subaccounts that you have selected.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer Designated Subaccounts with different risk profiles.  You need to determine which Designated Subaccounts are best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected.  You should not regard the Designated Subaccounts as investment advice.  Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.

For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	Fidelity® VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity® VIP Freedom 2015 Portfolio – Service Class 2
•	Fidelity® VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity® VIP Freedom Income Portfolio – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected.  You should carefully review these notices.  If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect.  If you do not wish to make such transfer, you may terminate the GMWB rider.

For more information regarding each Fund that we permit you to invest in through a Designated Subaccount, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "Kansas City Life, the Variable Account and the Funds" section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.

You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You may not make transfers between the Designated Subaccounts and the Fixed Account.  We will waive the restrictions defined in "Transfer Privilege" if the applicable transfer is required under the terms of the GMWB rider.

A Designated Subaccount may not perform as intended.  Investment performance of your Contract Value could be better or worse than expected.  One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.

The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance.  We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero.  We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase.  The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional settlement payments under riders, terminate.  We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you.  The settlement payment amount we permit you to choose varies:

•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See "REQUIRED MINIMUM DISTRIBUTIONS")  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.

However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive
•Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
•Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
•Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
•Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
•Continues to impose the GMWB rider charge.
•Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION

You may not terminate the GMWB rider for five years from the Rider Effective Date.  The GMWB rider will terminate automatically upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% (0.95% annually) multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, the current charge for your GMWB rider is 0.05% (0.60% annually) multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10% (1.20% annually).

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See "FEDERAL TAX STATUS")  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFERS FROM FIXED ACCOUNT")  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

GUARANTEED AND CURRENT INTEREST RATES

There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.

Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.

We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.

The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the "Treasury Rate"). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.

Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.

Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out ("LIFO") basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account.  During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

Because of the transfer limitations during the first eight Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

General.  We do not deduct a charge for sales expense from premiums at the time you pay them.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of that premium.  The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts.  If the surrender charges are not enough to cover sales expenses, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess.  We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.  We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

Charge for Partial Surrender or Surrender.  If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option, the applicable surrender charge applicable to each premium withdrawn or annuitized will be as follows:

During Premium Year*
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%

*Premium Year refers to the 12-month period following the date we credit a particular premium to your Contract.  After eight years following the date we credit a particular premium, there will be no surrender charge applicable to that premium payment.

The total surrender charge applicable will be the sum of the surrender charges applicable to each premium.  To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis.  Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made.  In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value.  For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge.  Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value.  We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value.  We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year.  The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year.  If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year.  (See "SYSTEMATIC PARTIAL SURRENDER PLAN")  You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge.  (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.)  In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election.  In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year.  We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year.  Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount.  Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value.  Eight years after the final premium payment, when the surrender charge reaches zero, we will no longer apply a surrender charge, unless additional premium payments are received.

If you elect a Life Payment Option, we will not apply a surrender charge.

Nursing Home Waiver.  If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

Annual Administration Fee.  At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value.  The purpose of this fee is to reimburse us for administrative expenses relating to the Contract.  We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year.  We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value.  This fee does not apply after the Maturity Date.

Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.  This translates to a daily rate of 0.0004110%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account.  This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account.  This charge will be equal to an annual rate of 1.25%.  This translates to a daily rate of 0.0034247%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge.

•
Annual Ratchet Guaranteed Minimum Death Benefit Option:  A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10%, 1.20% annually (currently 0.079%, 0.95% annually, for GMWB riders elected on and after January 1, 2009 and for GMWB riders elected before January 1, 2009 that have stepped-up since January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes.  We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us.  We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8%

annually of the loan amount.  The net loan interest charge is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually).

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  The amount we apply to the payment option will vary depending upon which payment option you select.  If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option.  If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  If you elect a Life Payment Option, we will apply the full Contract Value.  If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living.  If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.  If no minimum guaranteed payment period is chosen, it is possible for an Annuitant who dies after the first payment to receive only one annuity payment.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  A minimum guaranteed payment period of ten years may be chosen.

Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

Options 1, 2, and 3 may not satisfy the minimum required distribution requirements for a Qualified Contract.  Consult a tax adviser.  If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the

Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.  Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Death Benefit Options.  It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information.  We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual’s total account balance or accrued benefit under the retirement plan.  The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the "investment in the contract" under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2015 of up to the lesser of $5,500 (or $6,500 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2015 up to $12,500 (or $15,500 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable; however, only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TAXES

While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer tax ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 6.00% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.70% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.

Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

CYBER SECURITY

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners.  As a result, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

LEGAL PROCEEDINGS

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2014 and 2013; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2014; and
•
related statement of operations for the period or year ended December 31, 2014, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2014, and financial highlights for each of the periods or years in the five-year period ended December 31, 2014.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
AIM Variable Insurance Funds
V.I. American Franchise Fund - Series I Shares	57,700	6.70	6.22	62,456	6.26	4.65	77,357	4.53	4.16	87,878	4.08	4.54
V.I. Core Equity Fund - Series I Shares	62,781	11.36	10.53	85,564	10.65	8.51	119,951	8.36	7.59	141,560	7.44	7.61
V.I. Technology Fund - Series I Shares	121,338	4.16	3.76	108,561	3.79	3.17	131,681	3.08	2.84	136,197	2.80	3.04
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	147,784	28.07	26.04	156,625	26.32	20.86	194,416	20.39	18.00	229,263	17.82	19.66
VP Income & Growth Fund - Class I	119,082	12.11	10.81	132,964	10.91	8.34	146,948	8.15	7.31	171,717	7.20	7.15
VP International Fund - Class I	441,355	23.82	25.25	466,466	25.56	21.58	554,210	21.18	18.18	652,131	17.72	20.65
VP Mid Cap Value Fund - Class I	38,758	19.80	17.07	23,807	17.25	13.73	27,252	13.44	11.83	27,974	11.72	12.05
VP Ultra® Fund - Class I	71,270	20.67	18.90	84,189	19.06	14.45	109,794	14.10	12.76	136,083	12.55	12.73
VP Value Fund - Class I	806,660	16.65	14.79	937,507	14.93	11.76	1,159,357	11.50	10.33	1,452,041	10.18	10.32
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	555,633	13.35	13.14	642,898	13.10	14.46	676,724	14.52	13.70	664,242	13.71	12.42

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Calamos® Advisors Trust
Growth and Income Portfolio	632,986	23.93	22.54	681,151	22.71	20.15	726,725	19.79	18.82	720,388	18.51	19.32
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Opportunity Fund - Class 2	386,493	10.70	10.04	452,137	10.12	8.03	577,582	7.84	7.25	681,078	7.15	7.77
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	120,406	15.12	12.15	134,402	12.26	10.19	181,946	9.91	9.49	221,772	9.39	10.07
Select Smaller-Cap Value Fund - Class 2	40,066	28.52	26.94	43,922	27.34	19.20	62,355	18.71	16.36	81,356	16.12	18.17
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	175,742	24.49	22.72	200,040	22.97	19.70	237,023	19.24	17.88	283,481	17.67	16.52
Opportunistic Small Cap Portfolio - Initial Shares	290,160	21.47	21.20	293,512	21.43	15.07	321,966	14.63	12.50	361,558	12.31	14.76
Dreyfus Stock Index Fund, Inc. - Initial Shares	865,808	25.27	22.40	996,080	22.60	17.80	1,169,032	17.36	15.44	1,469,747	15.21	15.31
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	15,972	44.99	39.81	16,843	40.22	31.12	16,954	30.36	27.96	17,890	27.50	27.89

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Federated Insurance Series
Managed Tail Risk Fund II	171,230	20.22	20.56	182,264	20.71	18.52	189,736	18.03	16.85	211,735	16.60	17.97
High Income Bond Fund II	155,783	27.36	27.01	174,470	27.02	25.71	170,140	25.61	22.77	183,020	22.64	21.89
Prime Money Fund II	325,850	12.27	12.44	363,902	12.44	12.62	412,187	12.62	12.79	381,568	12.80	12.97
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	283,137	15.02	13.53	318,017	13.64	10.84	443,170	10.56	9.36	553,372	9.22	9.73
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	31,683	11.92	11.65	57,753	11.68	11.30	48,668	11.26	10.78	62,474	10.74	10.77
VIP Freedom 2010 Portfolio - Service Class 2	44,377	12.74	12.34	29,227	12.39	11.21	49,000	11.10	10.19	63,707	10.09	10.34
VIP Freedom 2015 Portfolio - Service Class 2	93,181	12.69	12.26	104,350	12.32	11.06	118,017	10.95	10.02	143,216	9.92	10.18
VIP Freedom 2020 Portfolio - Service Class 2	595,392	12.46	12.02	650,234	12.08	10.72	701,574	10.60	9.61	766,771	9.50	9.83
VIP Freedom 2025 Portfolio - Service Class 2	49,864	12.95	12.44	42,697	12.52	10.77	30,975	10.61	9.49	33,774	9.37	9.82
VIP Freedom 2030 Portfolio - Service Class 2	155,926	12.53	12.04	143,310	12.13	10.29	137,447	10.14	9.04	130,006	8.92	9.39
VIP Freedom 2035 Portfolio - Service Class 2	29,204	14.72	14.15	13,604	14.27	11.83	12,185	11.62	10.27	10,240	10.11	10.81
VIP Freedom 2040 Portfolio - Service Class 2	34,157	14.79	14.21	14,584	14.32	11.84	5,072	11.62	10.27	3,356	10.11	10.82
VIP Freedom 2045 Portfolio - Service Class 2	7,051	14.88	14.29	6,262	14.41	11.84	7,630	11.62	10.24	4,987	10.07	10.83
VIP Freedom 2050 Portfolio - Service Class 2	16,993	14.91	14.32	14,206	14.44	11.84	8,513	11.61	10.21	6,785	10.03	10.85

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	169,853	21.98	19.31	208,020	19.38	19.46	210,738	19.21	15.47	264,857	15.29	16.63
Franklin Small-Mid Cap Growth VIP Fund - Class 2	85,332	12.35	11.53	85,977	11.66	8.76	92,069	8.56	7.92	100,983	7.83	8.44
Templeton Developing Markets VIP Fund - Class 2	221,644	20.86	22.98	220,874	23.09	24.00	243,953	23.64	21.74	270,537	21.19	25.78
Templeton Foreign VIP Fund - Class 2	221,661	29.40	33.10	216,834	33.55	28.07	269,780	27.66	24.37	321,868	23.73	27.17
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	186,616	31.84	27.78	213,718	28.05	22.00	288,256	21.50	18.24	382,687	18.11	18.16
Small Cap Core Portfolio - Class 1 Shares	181,972	32.11	29.42	184,087	29.71	21.76	245,195	21.18	18.23	306,772	17.94	19.50
U.S. Equity Portfolio - Class 1 Shares	43,759	26.47	23.36	47,533	23.56	18.00	65,175	17.54	15.39	72,725	15.12	15.80

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
MFS® Variable Insurance Trust
Growth Series - Initial Class Shares	239,354	35.64	32.90	263,146	33.17	25.23	287,119	24.58	21.53	323,190	21.24	21.79
Research Series - Initial Class Shares	209,079	32.77	29.87	243,891	30.15	23.68	279,625	23.12	20.29	327,357	19.99	20.61
Research Bond Series - Initial Class Shares	668,649	22.47	21.56	764,709	21.53	22.03	784,853	22.06	20.81	863,163	20.84	19.80
Total Return Series - Initial Class Shares	199,245	32.80	30.49	228,536	30.66	26.49	243,170	26.12	24.03	287,170	23.81	23.86
Utilities Series - Initial Class Shares	231,169	65.91	58.53	246,723	59.29	50.75	284,198	49.89	44.79	329,171	44.59	42.60
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	285,884	19.72	19.39	316,810	19.37	19.35	327,052	19.35	17.72	353,301	17.70	17.15
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	721,383	11.02	10.77	630,084	10.85	10.31	462,192	10.19	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	4,110,730	11.60	11.47	2,671,824	11.61	10.36	1,233,612	10.15	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	1,449,303	11.44	11.18	1,206,741	11.29	10.34	645,147	10.18	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
AIM Variable Insurance Funds
V.I. American Franchise Fund - Series I Shares	105,740	4.50	4.00	131,322	3.95	3.39	195,413	3.31	5.77	284,300	5.83	5.27
V.I. Core Equity Fund - Series I Shares	167,793	7.55	7.08	190,924	6.99	5.70	188,736	5.52	7.95	244,534	8.02	7.52
V.I. Technology Fund - Series I Shares	148,303	2.99	2.54	185,724	2.50	1.68	347,489	1.61	2.89	427,420	2.95	2.79
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	262,301	19.33	15.25	311,753	14.93	11.39	332,971	11.05	20.65	347,993	20.82	14.45
VP Income & Growth Fund - Class I	188,959	7.08	6.39	231,894	6.29	5.56	322,036	5.40	8.27	391,267	8.38	8.46
VP International Fund - Class I	585,788	20.43	18.78	552,798	18.29	14.12	524,108	13.87	25.33	438,043	25.49	22.09
VP Mid Cap Value Fund - Class I	26,261	11.97	10.26	21,989	10.18	8.10	12,837	7.94	10.49	17,114	10.65	11.07
VP Ultra® Fund - Class I	132,684	12.59	11.18	130,210	11.00	8.54	145,076	8.30	14.20	167,063	14.38	12.06
VP Value Fund - Class I	1,392,114	10.22	9.27	1,270,260	9.13	7.94	1,092,202	7.73	10.53	1,060,538	10.70	11.47
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	710,922	12.44	12.02	646,781	12.01	10.91	628,770	11.05	11.50	171,412	11.38	10.57

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Calamos® Advisors Trust
Growth and Income Portfolio	819,060	19.13	17.68	976,968	17.38	12.99	1,175,969	12.64	18.61	1,570,694	18.78	17.51
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Opportunity Fund - Class 2	625,084	7.66	6.19	614,616	6.06	4.28	614,329	4.14	8.00	450,130	8.09	7.03
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	272,666	9.97	8.93	324,946	8.81	5.81	401,677	5.60	8.74	578,384	8.93	7.88
Select Smaller-Cap Value Fund - Class 2	97,449	17.97	14.46	117,570	14.21	10.99	134,555	10.67	17.53	155,264	17.91	17.42
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	332,466	16.43	14.68	381,452	14.45	12.27	428,194	11.96	17.02	558,844	17.21	16.24
Opportunistic Small Cap Portfolio - Initial Shares	386,320	14.48	11.48	473,319	11.20	9.16	531,682	9.01	14.38	698,757	14.64	16.71
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,442,719	15.14	13.58	1,430,900	13.37	11.07	1,325,407	10.73	17.07	1,363,084	17.31	16.66
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	22,936	27.63	24.75	27,938	24.41	19.14	33,316	18.50	28.22	41,502	28.62	26.93

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Federated Insurance Series
Managed Tail Risk Fund II	241,897	17.78	16.32	277,729	15.95	14.43	327,237	14.10	21.28	434,263	21.60	24.21
High Income Bond Fund II	197,631	21.83	19.38	189,624	19.30	12.85	247,930	12.80	17.54	394,671	17.54	17.22
Prime Money Fund II	473,260	12.98	13.16	549,296	13.16	13.28	663,950	13.28	13.14	678,008	13.14	12.72
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	537,561	9.62	8.50	475,975	8.35	6.45	374,198	6.25	10.94	145,674	11.06	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	89,055	10.74	10.21	48,371	10.16	9.03	47,338	8.99	10.20	6,242	10.21	NA
VIP Freedom 2010 Portfolio - Service Class 2	59,103	10.28	9.36	65,780	9.26	7.67	56,316	7.58	10.24	16,107	10.27	NA
VIP Freedom 2015 Portfolio - Service Class 2	132,685	10.11	9.20	143,558	9.09	7.48	151,895	7.37	10.24	77,469	10.29	NA
VIP Freedom 2020 Portfolio - Service Class 2	889,038	9.76	8.78	917,461	8.66	6.95	835,815	6.83	10.25	130,319	10.31	NA
VIP Freedom 2025 Portfolio - Service Class 2	28,137	9.73	8.67	22,033	8.55	6.81	26,568	6.68	10.25	15,154	10.32	NA
VIP Freedom 2030 Portfolio - Service Class 2	120,456	9.31	8.28	120,367	8.15	6.44	137,966	6.30	10.25	33,774	10.33	NA
VIP Freedom 2035 Portfolio - Service Class 2	534	10.70	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio - Service Class 2	1,576	10.71	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio - Service Class 2	489	10.71	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio - Service Class 2	1,109	10.73	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	245,883	16.44	13.73	257,580	13.78	11.67	242,059	11.73	20.50	333,630	20.66	26.24
Franklin Small-Mid Cap Growth VIP Fund - Class 2	108,164	8.34	6.74	138,023	6.63	4.85	167,201	4.68	8.14	201,841	8.26	7.50
Templeton Developing Markets VIP Fund - Class 2	263,410	25.53	22.51	294,131	22.02	13.39	327,799	12.94	27.53	322,369	27.74	21.87
Templeton Foreign VIP Fund - Class 2	280,573	26.93	25.69	255,146	25.19	18.98	277,746	18.64	31.58	253,681	31.70	28.02
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	375,872	17.98	14.95	370,963	14.77	12.09	369,681	11.83	17.69	378,020	17.96	17.80
Small Cap Core Portfolio - Class 1 Shares	270,856	19.10	15.58	269,521	15.24	12.77	250,833	12.61	18.49	252,929	18.80	20.20
U.S. Equity Portfolio - Class 1 Shares	77,943	15.63	14.18	91,073	13.95	11.02	109,000	10.69	16.20	166,788	16.41	16.38

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
MFS® Variable Insurance Trust
Growth Series - Initial Class Shares	366,740	21.61	19.28	419,635	19.00	14.39	495,829	13.99	22.36	622,108	22.67	19.00
Research Series - Initial Class Shares	372,332	20.36	18.10	426,337	17.82	14.27	486,959	13.84	21.64	605,553	21.96	19.65
Research Bond Series - Initial Class Shares	902,938	19.80	18.71	736,200	18.68	16.24	503,160	16.31	17.03	371,585	16.94	16.53
Total Return Series - Initial Class Shares	329,123	23.72	22.10	379,894	21.88	19.07	436,787	18.80	24.34	630,832	24.49	23.83
Utilities Series - Initial Class Shares	391,243	42.34	38.28	476,928	37.73	29.65	581,984	28.72	46.43	795,664	46.73	36.95
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	422,330	17.14	15.83	344,032	15.78	12.85	198,138	12.88	14.92	131,003	14.85	14.57
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05
AIM Variable Insurance Funds
V.I. American Franchise Fund - Series I Shares	354,234	5.28	5.06	405,102	4.96	4.70
V.I. Core Equity Fund - Series I Shares	218,697	7.52	6.73	208,170	6.61	6.28
V.I. Technology Fund - Series I Shares	409,396	2.77	2.60	362,068	2.55	2.50
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	370,692	14.48	12.82	336,991	12.53	10.25
VP Income & Growth Fund - Class I	427,071	8.50	7.49	489,495	7.36	7.06
VP International Fund - Class I	405,253	21.89	18.34	395,745	17.75	15.90
VP Mid Cap Value Fund - Class I	5,668	11.05	NA	NA	NA	NA
VP Ultra® Fund - Class I	129,797	12.05	12.78	172,910	12.63	12.40
VP Value Fund - Class I	966,387	11.44	9.89	923,129	9.78	9.35
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	119,508	10.54	10.54	123,617	10.51	10.49

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05
Calamos® Advisors Trust
Growth and Income Portfolio	1,782,879	17.50	16.44	1,891,453	16.21	15.16
Columbia Funds Variable Insurance Trust I
Mid Cap Growth Opportunity Fund - Class 2	490,300	7.06	6.86	544,028	6.76	6.03
Columbia Funds Variable Series Trust II
Seligman Global Technology Fund - Class 2	596,741	7.87	6.63	545,886	6.54	6.10
Select Smaller-Cap Value Fund - Class 2	151,243	17.47	14.82	165,606	14.64	15.21
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	688,824	16.30	14.43	802,286	14.18	13.69
Opportunistic Small Cap Portfolio - Initial Shares	885,851	16.70	16.57	1,049,610	16.31	15.39
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,465,519	16.68	14.88	1,725,607	14.64	14.07
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	46,520	26.93	25.34	57,372	25.00	24.30

No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05
Federated Insurance Series
Managed Tail Risk Fund II	515,719	24.24	21.31	601,412	21.04	20.14
High Income Bond Fund II	403,123	17.20	15.76	434,429	15.74	15.59
Prime Money Fund II	539,416	12.71	12.34	404,843	12.33	12.18
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2035 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	397,715	26.47	22.65	394,371	22.26	19.70
Franklin Small-Mid Cap Growth VIP Fund - Class 2	216,342	7.53	7.10	265,586	7.02	6.70
Templeton Developing Markets VIP Fund - Class 2	297,525	21.85	17.66	181,143	17.29	13.76
Templeton Foreign Securities Fund - Class 2	236,126	27.85	23.77	219,019	23.25	21.35
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	340,536	17.78	15.59	295,372	15.43	14.12
Small Cap Core Portfolio - Class 1 Shares	249,380	20.21	18.12	212,810	17.81	17.14
U.S. Equity Portfolio - Class 1 Shares	152,395	16.38	14.44	150,482	14.24	14.14

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-06	12-31-06	1-1-06	12-31-05	12-31-05	1-1-05
MFS® Variable Insurance Trust
Growth Series - Initial Class Shares	751,510	18.98	18.14	831,420	17.83	16.39
Research Series - Initial Class Shares	664,418	19.68	18.39	719,591	18.06	16.84
Research Bond Series - Initial Class Shares	297,134	16.49	16.10	355,468	16.07	16.06
Total Return Series - Initial Class Shares	697,504	23.83	21.84	805,800	21.59	21.16
Utilities Series - Initial Class Shares	834,067	37.05	29.22	860,443	28.62	24.63
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	103,628	14.53	13.85	103,335	13.81	13.75
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA

APPENDIX B - GMWB RIDER EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person’s age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63 with a Rider Effective Date of June 1, 2011, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, June 1, 2011, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person’s age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

Example 8.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 9.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2015.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The

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designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.

BENEFICIARY

The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.

If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.

If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any Beneficiary will be subject to:

•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.

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SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:

•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2012	$1,774,007.00	$188,084.00
2013	$1,853,606.00	$135,891.00
2014	$2,358,409.00	$106,643.00
* Includes sales compensation paid to registered persons of Sunset Financial.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at

3

the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Prime Money Fund II Subaccount's actual yield is affected by:

•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Prime Money Fund II;
•	the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
•	the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

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Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract.  The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is applied.  The initial surrender charge is 8%, decreasing to 0 after the eight Premium Years.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.   The calculation does not reflect either of the guaranteed bonuses.

OTHER TOTAL RETURNS

Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

5

We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014; the statement of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2014, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

6

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2014 and 2013; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2014; and
•
related statement of operations for the period or year ended December 31, 2014, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2014, and financial highlights for each of the periods or years in the five-year period ended December 31, 2014.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31
	2014	2013
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2014 - $2,553,416; 2013 - $2,493,618)	$2,726,731	$2,618,620
Equity securities available for sale, at fair value (amortized cost: 2014 - $23,576; 2013 - $23,691)	24,881	23,116
Mortgage loans	541,180	629,256
Real estate	181,082	137,630
Policy loans	83,553	83,518
Short-term investments	39,107	40,712
Other investments	462	12,517
Total investments	3,596,996	3,545,369

Cash	11,011	8,197
Accrued investment income	33,078	33,795
Deferred acquisition costs	249,195	256,386
Reinsurance recoverables	194,425	191,055
Property and equipment	17,527	17,524
Other assets	63,134	64,018
Separate account assets	406,501	393,416
Total assets	$4,571,867	$4,509,760

LIABILITIES
Future policy benefits	$930,761	$910,228
Policyholder account balances	2,072,041	2,096,212
Policy and contract claims	37,452	36,783
Other policyholder funds	165,062	160,421
Other liabilities	217,291	190,377
Separate account liabilities	406,501	393,416
Total liabilities	3,829,108	3,787,437

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,007	40,989
Retained earnings	838,508	820,327
Accumulated other comprehensive income	23,040	14,170
Treasury stock, at cost (2014 - 7,671,475 shares; 2013 - 7,527,841 shares)	(182,917)	(176,284)
Total stockholders’ equity	742,759	722,323
Total liabilities and stockholders’ equity	$4,571,867	$4,509,760

See accompanying Notes to Consolidated Financial Statements

1

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2014	2013	2012
REVENUES
Insurance revenues:
Net premiums	$165,548	$186,530	$136,089
Contract charges	118,649	113,454	99,894
Total insurance revenues	284,197	299,984	235,983
Investment revenues:
Net investment income	164,968	169,740	176,154
Net realized investment gains, excluding other-than-temporary impairment losses	4,902	5,005	20,154
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(2,176)	(1,032)	(2,526)
Portion of impairment losses recognized in other comprehensive income (loss)	643	(101)	808
Net other-than-temporary impairment losses recognized in earnings	(1,533)	(1,133)	(1,718)
Total investment revenues	168,337	173,612	194,590
Other revenues	12,485	9,997	9,354
Total revenues	465,019	483,593	439,927

BENEFITS AND EXPENSES
Policyholder benefits	202,946	211,994	160,178
Interest credited to policyholder account balances	76,463	79,294	82,043
Amortization of deferred acquisition costs	40,888	37,228	28,042
Operating expenses	101,738	110,622	110,169
Total benefits and expenses	422,035	439,138	380,432

Income before income tax expense	42,984	44,455	59,495

Income tax expense	12,994	14,392	18,345

NET INCOME	$29,990	$30,063	$41,150

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale	$31,641	$(63,538)	$35,088
Change in future policy benefits	(6,928)	8,421	(8,562)
Change in policyholder account balances	(242)	408	(362)
Change in benefit plan obligations	(15,601)	14,785	(2,156)
Other comprehensive income (loss)	8,870	(39,924)	24,008

COMPREHENSIVE INCOME (LOSS)	$38,860	$(9,861)	$65,158

Basic and diluted earnings per share:
Net income	$2.74	$2.73	$3.71

See accompanying Notes to Consolidated Financial Statements

2

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31
	2014	2013	2012

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	40,989	40,969	41,101
Increase (decrease) of proceeds over cost of treasury stock sold	18	20	(132)

End of year	41,007	40,989	40,969

RETAINED EARNINGS
Beginning of year	820,327	802,153	780,918
Cumulative effect of adoption of new accounting principle (see Note 3)	—	—	(4,860)
Net income	29,990	30,063	41,150
Stockholder dividends of $1.08 per share (2013 - $1.08; 2012 - $1.35)	(11,809)	(11,889)	(15,055)

End of year	838,508	820,327	802,153

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year	14,170	54,094	30,086
Other comprehensive income (loss)	8,870	(39,924)	24,008

End of year	23,040	14,170	54,094

TREASURY STOCK, at cost
Beginning of year	(176,284)	(173,513)	(164,521)
Cost of 144,188 shares acquired (2013 - 64,792 shares; 2012 - 107,511 shares)	(6,641)	(2,782)	(3,979)
Cost of 554 shares sold (2013 - 774 shares; 2012 - 19,624 shares)	8	11	1,177
Immaterial correction (see Note 1)	—	—	(6,190)

End of year	(182,917)	(176,284)	(173,513)

TOTAL STOCKHOLDERS’ EQUITY	$742,759	$722,323	$746,824

See accompanying Notes to Consolidated Financial Statements

3

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2014	2013	2012
OPERATING ACTIVITIES
Net income	$29,990	$30,063	$41,150
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	4,388	5,447	3,926
Depreciation	4,698	4,279	7,236
Acquisition costs capitalized	(36,170)	(36,709)	(36,919)
Amortization of deferred acquisition costs	40,888	37,228	28,042
Realized investment gains	(3,369)	(3,872)	(18,436)
Changes in assets and liabilities:
Reinsurance recoverables	(3,370)	(442)	(728)
Future policy benefits	9,875	33,497	(3,081)
Policyholder account balances	(16,284)	(24,161)	(12,127)
Income taxes payable and deferred	4,237	7,093	4,972
Other, net	3,316	3,338	(103)
Net cash provided	38,199	55,761	13,932

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(280,686)	(261,006)	(338,277)
Equity securities	(89)	(12,711)	(4,261)
Mortgage loans	(48,195)	(72,656)	(178,710)
Real estate	(41,201)	(24,435)	(37,119)
Policy loans	(8,975)	(10,517)	(15,148)
Other investments	—	—	(507)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	219,738	282,742	300,984
Equity securities	15	1,459	5,163
Mortgage loans	127,071	116,680	105,125
Real estate	2,915	370	53,480
Policy loans	8,941	13,078	18,390
Other investments	11,121	181	17,008
Net sales (purchases) of short-term investments	1,605	(15,810)	24,414
Acquisition of property and equipment	(1,669)	(830)	(793)
Reinsurance transaction	—	(34,279)	—
Net cash used	(9,409)	(17,734)	(50,251)
FINANCING ACTIVITIES
Proceeds from borrowings	$—	$—	$75,500
Repayment of borrowings	—	—	(75,500)
Deposits on policyholder account balances	238,751	239,501	227,832
Withdrawals from policyholder account balances	(257,745)	(276,327)	(177,674)
Net transfers from separate accounts	8,534	5,962	5,082
Change in other deposits	2,908	8,648	(4,342)
Cash dividends to stockholders	(11,809)	(11,889)	(15,055)

4

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2014	2013	2012
Net change in treasury stock	(6,615)	(2,751)	(2,934)
Net cash provided (used)	(25,976)	(36,856)	32,909

Increase (decrease) in cash	2,814	1,171	(3,410)
Cash at beginning of year	8,197	7,026	10,436
Cash at end of year	$11,011	$8,197	$7,026

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$—	$—	$4
Income taxes	8,756	7,590	14,000

See accompanying Notes to Consolidated Financial Statements

5

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has several non-insurance subsidiaries that individually and collectively are not material.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group products through three life insurance companies.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Immaterial Correction of Errors
During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan resulting in a reduction to net periodic pension expense of $2.0 million before applicable income taxes and an after-tax increase of $1.3 million to net income and stockholders' equity.  The excess amortization had been previously recorded during 2011.  Please refer to Note 14 for additional information.

During the second quarter of 2012, the Company identified an error in the presentation of treasury stock held for the benefit of the Company's deferred compensation plans.  This treasury stock was previously recorded as a component of other assets but should have been recorded in stockholders' equity as treasury stock.  The Company reclassified $6.2 million (188,621 shares) from other assets to treasury stock.  This error had no material impact on net income in the current or prior reporting periods.

Management has evaluated these errors both quantitatively and qualitatively, and concluded that these corrections were not material to the consolidated financial statements.

Business Changes
In 2014, the Company completed a divestiture of certain non-proprietary agent relationships related to Sunset Financial Services (SFS) with Securities America (SAI).  Under this agreement SFS transferred the servicing of certain accounts primarily related to non-proprietary broker-dealer and registered investment advisory accounts to SAI.  SFS will continue as a wholly-owned wholesale broker-dealer subsidiary of Kansas City Life to provide support for Kansas City Life's proprietary products and those variable products specifically associated with the American Family Insurance Company (American Family) transaction (see Reinsurance Transaction below).  This transaction resulted in $3.3 million of revenue from the sale of these assets at SFS, which is reported as other revenue.  This transaction does not represent a strategic shift that will have a major effect on the consolidated entity's financial results nor does the Company believe that there is any material impact to the consolidated entity's financial position.

Reinsurance Transaction
In April 2013, the Company acquired a closed block of variable life insurance policies and variable annuity contracts through reinsurance and servicing agreements from American Family.  Under the reinsurance agreement, the Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis.  The transaction also involved an ongoing servicing arrangement for this business.  This block is included as a component of the Individual Insurance segment.

The purchase price of the transaction was $34.3 million and added $58.5 million in assets on the acquisition date, including deferred acquisition costs of $49.2 million and $9.3 million of policy loans and related accrued interest.  The deferred acquisition costs will amortize with the expected future gross profits of the block of business.  Liabilities included in the purchase totaled $24.2 million.

The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances.  The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements.  Rather, the Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  The coinsurance portion of the transaction is included in future policy benefits.  The Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  This reinsurance transaction did not have a significant effect on the Company's results of operations or financial condition.

6

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of certain invested assets, deferred acquisition costs (DAC), value of business acquired (VOBA), future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Significant Accounting Policies

Investments
Valuation of Investments and Other-than-Temporary Impairments
The Company’s principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  The fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income.  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, and DAC to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  For additional information, please see Note 5.

Mortgage loans are stated at the outstanding principal amount, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required. The initial cost of the non-consolidated investments in LIHTC is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for the Company’s earnings and cash contributions or distribution.

Policy loans are carried at the outstanding principal amount.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

The Company adjusts the carrying value of securities for unrealized changes in fair value. The amortized cost of a security is adjusted for declines in value that are other than temporary.  Other than temporary impairment losses are reported as a component of revenues in the consolidated statements of comprehensive income, which also presents the amount of noncredit impairment losses for certain fixed maturity securities that is reported in accumulated other comprehensive income (loss).  See Note 4 for additional discussion of the Company’s considerations related to other than temporary impairments.

Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.  Unrealized gains and losses, net of adjustments to DAC, VOBA, policyholder account balances, future policy benefits, and deferred income taxes are reported as a separate component of accumulated other comprehensive income in stockholders' equity.  Unrealized gains and losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the Annuity 2000 Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

The following table provides detail about the composition of future policy benefits at December 31.

	2014	2013
Life insurance	$622,350	$617,503
Immediate annuities and supplementary contracts with life contingencies	271,088	255,423
Accident and health insurance	37,323	37,302
Total future policy benefits	$930,761	$910,228

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to deferred acquisition costs, as discussed below.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2014, 2013, and 2012.

8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides detail about the composition of policyholder account balances at December 31.

	2014	2013
Universal life insurance	$936,770	$944,093
Fixed deferred annuities	1,080,322	1,100,495
Supplementary contracts without life contingencies	54,949	51,624
Policyholder account balances	$2,072,041	$2,096,212

Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance.  These costs for life insurance products are generally deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.

Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See Unlocking and Refinements in Estimates section below.

The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

	2014	2013	2012
Balance at beginning of year	$256,386	$176,275	$181,564
Capitalization of commissions, sales, issue expenses and reinsurance transaction	36,170	85,929	36,919
Gross amortization	(54,531)	(50,923)	(39,786)
Accrual of interest	13,643	13,695	11,744
Amortization due to realized investment gains	(49)	(66)	(61)
Change in DAC due to unrealized investment gains	(2,424)	31,476	(14,105)
Balance at end of year	$249,195	$256,386	$176,275

Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased. VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all amounts are reported at fair value at acquisition and an intangible asset (liability) may result due to differences between fair value and consideration paid.

9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information about VOBA at December 31.

	2014	2013	2012
Balance at beginning of year	$28,542	$21,165	$31,545
Gross amortization	(4,643)	(7,566)	(9,635)
Accrual of interest	1,938	2,220	2,595
Amortization due to realized investment (gains) losses	(100)	(58)	(74)
Change in VOBA due to unrealized investment gains	(1,082)	12,781	(3,266)
Balance at end of year	$24,655	$28,542	$21,165

The Old American VOBA associated with the accident and health block was fully amortized at year-end 2013.  Interest accrued on the GuideOne VOBA was at the rates of 4.2% on the interest sensitive life block and 5.3% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC and VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC and VOBA may be reduced and the balance adjusted.

At least annually, a review is performed of the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management’s current view of future events.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, deferred revenue liability (DRL), and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions. The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.

The Company may also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.

	DAC	VOBA	DRL	Total
2014:
Unlocking	$(1,723)	$1,486	$1,764	$1,527
Refinement in estimate	(1,566)	—	—	(1,566)
	$(3,289)	$1,486	$1,764	$(39)
2013:
Unlocking	$(155)	$(877)	$1,141	$109
Refinement in estimate	(291)	(306)	—	(597)
	$(446)	$(1,183)	$1,141	$(488)
2012:
Unlocking	$1,259	$(2,391)	$1,761	$629
Refinement in estimate	175	—	6	181
	$1,434	$(2,391)	$1,767	$810

Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.

The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  The Company determines the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value can have a material impact on earnings.  See further discussion in Note 5.

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  The Company cedes reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 16.

Future policy benefits and other related assets are not reduced for reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported in the Consolidated Statements of Comprehensive Income, net of reinsurance ceded.

Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.

11

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, liabilities, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.

An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.

Contract charges, specifically the DRL, could be impacted by unlocking and refinements in estimates, as discussed previously.

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts.  Interest sensitive life and annuity contracts provide for the payment of interest credited to policyholder account balances, subject to contractual minimum guaranteed rates.  Amounts in excess of guarantees are credited at the discretion of the Company and reflect competitive, economic, investment and product considerations.  Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate within contractual terms.  Amounts credited are a function of account balances and current period crediting rates.  As account balances fluctuate, so will the amount of interest credited to policyholder account balances.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. New Accounting Pronouncements

Accounting Pronouncements Adopted During 2014
In February 2013, the FASB issued guidance regarding the obligations resulting from joint and several liability arrangements.  The guidance concerns the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in GAAP.  The Company adopted this guidance as of January 1, 2014 with no material impact to the consolidated financial statements.

In January 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for investments in qualified affordable housing projects.  The amendments modify the conditions that a reporting entity must meet to be eligible to use a method other than the equity or cost methods to account for qualified affordable housing project investments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2014 with early adoption allowed.  The Company elected to early adopt this guidance on December 31, 2014.  Please refer to Note 3 for information regarding the adoption.

12

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In April 2014, the FASB issued guidance regarding reporting discontinued operations and expanded disclosures for disposals of components of an entity.  The new guidance changes the definition of discontinued operations by limiting discontinued operations reporting to significant disposals that represent strategic shifts that have, or will have, a major effect on an entity’s operations and financial results.  The guidance requires an entity to present the assets and liabilities of a disposal that qualifies as a discontinued operation to be reported separately in the asset and liability sections of the statement of financial position.  Additional disclosures are required for discontinued operations and new disclosures are required for individually material disposal transactions that do not meet the definition of a discontinued operation.  The guidance is effective for public business entities for annual periods beginning on or after December 15, 2014 and interim periods within those years, with early adoption permitted.  The Company adopted this guidance regarding the transaction with SAI during 2014 with no material impact to the consolidated financial statements.

Accounting Pronouncements Issued During 2014, Not Yet Adopted
In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.   However, certain contracts such as contracts involving third-party providers are included in this guidance.  This guidance is effective for public entities for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period.  The Company is currently evaluating this guidance.

In August 2014, the FASB issued guidance that requires management to evaluate whether there are concerns or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued.  Disclosures are required when certain criteria are met.  This guidance is effective for annual periods ending after December 15, 2016 and for annual periods and interim periods thereafter.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time or were not expected to have a material impact to the consolidated financial statements.

3. Adoption of New Accounting Principle

On December 31, 2014, the Company elected to early adopt FASB Accounting Standards Update (ASU) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects.  ASU No. 2014-01 permits reporting entities to make an accounting policy election to use the proportional amortization method.  Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit).  The ASU requires companies to use the retrospective method of adoption.  As prescribed in ASC 250, comparative financial statements, footnotes, and schedules of prior years have been adjusted to apply the new method retrospectively.  The Consolidated Statements of Comprehensive Income were adjusted for the year ended December 31, 2012 and for the interim periods and year ended December 31, 2013.  The Consolidated Balance Sheets were adjusted as of December 31, 2013.  As a result of the accounting change, retained earnings as of January 1, 2012 decreased from $780,918, as previously reported, to $776,058 under the new guidance.

13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following information identifies the financial statement line items that were impacted by the adoption of the new accounting principle.

Consolidated Statements of Comprehensive Income

	Year Ended December 31, 2014
	As Adopted	Prior to Adoption	Impact of Adoption
			Increase/(Decrease)
Income tax expense	$12,994	$13,672	$(678)
Net income	29,990	29,312	678
Net income per share	2.74	2.68	0.06

	Year Ended December 31, 2013
	As Adopted	Prior to Adoption	Impact of Adoption
Income tax expense	$14,392	$14,888	$(496)
Net income	30,063	29,567	496
Net income per share	2.73	2.69	0.04

	Year Ended December 31, 2012
	As Adopted	Prior to Adoption	Impact of Adoption
Income tax expense	$18,345	$19,628	$(1,283)
Net income	41,150	39,867	1,283
Net income per share	3.71	3.59	0.12

The 2014 interim results were impacted as follows:

	Quarter Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
	Increase/(Decrease)
Income tax expense	$(170)	$(170)	$(169)	$(169)
Net income	170	170	169	169
Net income per share	0.02	0.02	0.01	0.01

As a result of the adoption, real estate, total investments, and total assets decreased $2.8 million and $4.9 million at December 31, 2014 and 2013, respectively.  Other liabilities and total liabilities decreased $0.6 million and $1.8 million at December 31, 2014 and 2013, respectively.  Retained earnings and stockholders' equity decreased $2.2 million and $3.1 million at December 31, 2014 and 2013, respectively.  Additionally, the adoption did not impact net cash provided by operating activities for any periods presented.

14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
4. Investments
Fixed Maturity and Equity Securities Available for Sale

Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2014.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$154,937	$9,939	$83	$164,793
Federal agencies 1	19,769	2,182	—	21,951
Federal agency issued residential mortgage-backed securities 1	44,287	4,457	2	48,742
Subtotal	218,993	16,578	85	235,486
Corporate obligations:
Industrial	527,269	33,400	1,292	559,377
Energy	219,518	14,147	3,575	230,090
Communications and technology	226,442	16,705	242	242,905
Financial	276,586	18,826	1,083	294,329
Consumer	517,050	28,290	1,261	544,079
Public utilities	225,375	24,932	228	250,079
Subtotal	1,992,240	136,300	7,681	2,120,859
Corporate private-labeled residential mortgage-backed securities	90,819	4,463	—	95,282
Municipal securities	135,518	22,974	—	158,492
Other	98,373	3,818	2,718	99,473
Redeemable preferred stocks	17,473	379	713	17,139
Fixed maturity securities	2,553,416	184,512	11,197	2,726,731
Equity securities	23,576	1,895	590	24,881
Total	$2,576,992	$186,407	$11,787	$2,751,612

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2013.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$134,198	$6,653	$1,831	$139,020
Federal agencies 1	19,756	2,312	—	22,068
Federal agency issued residential mortgage-backed securities 1	56,738	5,392	2	62,128
Subtotal	210,692	14,357	1,833	223,216
Corporate obligations:
Industrial	515,395	27,051	7,667	534,779
Energy	211,115	15,462	3,832	222,745
Communications and technology	222,277	12,938	1,672	233,543
Financial	266,693	18,824	2,040	283,477
Consumer	473,627	25,936	5,807	493,756
Public utilities	228,551	24,780	954	252,377
Subtotal	1,917,658	124,991	21,972	2,020,677
Corporate private-labeled residential mortgage-backed securities	114,219	3,179	916	116,482
Municipal securities	138,136	9,488	5	147,619
Other	97,769	4,422	4,317	97,874
Redeemable preferred stocks	15,144	—	2,392	12,752
Fixed maturity securities	2,493,618	156,437	31,435	2,618,620
Equity securities	23,691	1,871	2,446	23,116
Total	$2,517,309	$158,308	$33,881	$2,641,736

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2014		2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$165,955	$168,913	$77,035	$78,751
Due after one year through five years	694,809	757,397	734,129	802,809
Due after five years through ten years	1,045,557	1,087,891	963,141	982,923
Due after ten years	438,719	490,976	473,973	498,220
Securities with variable principal payments	190,903	204,415	230,196	243,165
Redeemable preferred stocks	17,473	17,139	15,144	12,752
Total	$2,553,416	$2,726,731	$2,493,618	$2,618,620

No material derivative financial instruments were held at December 31, 2014, 2013, or 2012.

16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Comprehensive Income and is reflected in other comprehensive income (loss) and accumulated other comprehensive income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to the Company’s credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.   If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the

17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination that new asset-backed or new structured securities are other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit.  The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company's best estimate, derived from probability-weighted cash flows.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The evaluation of loan-backed and similar asset-backed securities, particularly residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment.  Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized.  Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.  If the present value of the projected expected future cash flows are determined to be below the amortized cost of the security, the Company recognizes an other-than-temporary impairment on the portion of the amortized cost that exceeds the projected expected future cash flows.  To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified and tested 22 and 24 non-U.S. Agency mortgage-backed securities that had such indications at December 31, 2014 and December 31, 2013, respectively.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant over a certain period of time and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

For loan-backed and similar asset-backed securities, the determination of any amount of impairment that is due to credit is based upon the present value of projected future cash flows being less than the amortized cost of the security.  This amount is recognized as a realized loss in the Company’s Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2014.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$468	$—	$4,944	$83	$5,412	$83
Federal agency issued residential mortgage-backed securities 1	60	2	281	—	341	2
Subtotal	528	2	5,225	83	5,753	85
Corporate obligations:
Industrial	15,289	184	42,830	1,108	58,119	1,292
Energy	40,493	1,962	36,789	1,613	77,282	3,575
Communications and technology	5,061	33	9,676	209	14,737	242
Financial	14,831	165	4,963	918	19,794	1,083
Consumer	10,991	165	40,185	1,096	51,176	1,261
Public utilities	—	—	6,768	228	6,768	228
Subtotal	86,665	2,509	141,211	5,172	227,876	7,681
Other	12,567	396	30,210	2,322	42,777	2,718
Redeemable preferred stocks	—	—	9,404	713	9,404	713
Fixed maturity securities	99,760	2,907	186,050	8,290	285,810	11,197
Equity securities	—	—	11,515	590	11,515	590
Total	$99,760	$2,907	$197,565	$8,880	$297,325	$11,787

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2013.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$44,951	$1,795	$749	$36	$45,700	$1,831
Federal agency issued residential mortgage-backed securities 1	37	—	288	2	325	2
Subtotal	44,988	1,795	1,037	38	46,025	1,833
Corporate obligations:
Industrial	146,454	5,718	22,071	1,949	168,525	7,667
Energy	70,015	3,366	5,518	466	75,533	3,832
Communications and technology	43,477	1,672	—	—	43,477	1,672
Financial	25,300	866	4,680	1,174	29,980	2,040
Consumer	136,745	5,807	—	—	136,745	5,807
Public utilities	17,476	575	3,617	379	21,093	954
Subtotal	439,467	18,004	35,886	3,968	475,353	21,972
Corporate private-labeled residential mortgage-backed securities	33,179	916	—	—	33,179	916
Municipal securities	2,044	5	—	—	2,044	5
Other	16,691	726	39,900	3,591	56,591	4,317
Redeemable preferred stocks	12,752	2,392	—	—	12,752	2,392
Fixed maturity securities	549,121	23,838	76,823	7,597	625,944	31,435
Equity securities	9,731	2,404	131	42	9,862	2,446
Total	$558,852	$26,242	$76,954	$7,639	$635,806	$33,881

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

At December 31, 2014, the Company had 96 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 40 security issues were below cost for less than one year; 50 security issues were below cost for one year or more and less than three years; and six security issues were below cost for three years or more.  At December 31, 2013, the Company had 195 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 173 security issues were below cost for less than one year; twelve security issues were below cost for one year or more and less than three years; and ten security issues were below cost for three years or more.

The Company does not consider these unrealized losses to be credit-related.  These unrealized losses primarily relate to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities for which discounted cash flow projections are performed.  Refer to the Analysis of Investments in Management's Discussion and Analysis, which is incorporated by reference into these Notes to Consolidated Financial Statements, for severity of unrealized losses, credit ratings, and significant assumptions used in projecting the future cash flows of the Company's residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities.

20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2014		2013
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$5,052	$115	$—	$—
Due after one year through five years	21,033	960	29,812	268
Due after five years through ten years	202,240	5,772	417,859	20,118
Due after ten years	47,740	3,635	132,018	7,740
Total	276,065	10,482	579,689	28,126
Securities with variable principal payments	341	2	33,503	917
Redeemable preferred stocks	9,404	713	12,752	2,392
Total	$285,810	$11,197	$625,944	$31,435

The Company held three non-income producing securities with a carrying value of $0.8 million at December 31, 2014, compared to three securities with a carrying value of $2.0 million at December 31, 2013.  These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2014 or 2013.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments.  With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks.  As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

As an additional separate consideration, the Company closely monitors its investments in securities classified as subprime.  Subprime securities include all bonds or portions of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market as prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  Subprime securities represent less than 1% of the Company's total securities investments.

The Company recognized other-than-temporary impairments of $2.2 million, $1.0 million, and $2.5 million for the years ended December 31, 2014, 2013, and 2012, respectively.  Included in these total impairments, $1.5 million, $1.1 million, and $1.7 million were recorded in earnings for the years ended December 31, 2014, 2013, and 2012, respectively.  The remaining amounts represented the non-credit portion of other-than-temporary impairment and were recorded in other comprehensive income (loss).  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of $0.7 million, $1.1 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company determined the other-than-temporary impairments recorded in earnings based upon the present value of projected future cash flows.  Additionally, one corporate obligation had an impairment recorded in earnings of $0.7 million during 2014.  This security is a debt obligation of a company within the oil exploration and production sector that is challenged by reduced oil prices and likely future lower demand for exploration equipment.  Equity securities had impairments recorded in earnings of $0.1 million for 2014.

21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.

	2014	2013	2012
Credit losses on securities held at beginning of the period	$16,375	$15,260	$13,559
Additions for credit losses not previously recognized in other-than-temporary impairment	808	27	30
Additions for increases in the credit loss for which an other- than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	725	1,106	1,688
Reductions for securities sold during the period	—	—	—
Reductions for securities previously recognized in other comprehensive income (loss) because of intent to sell the security before recovery of its amortized cost basis	—	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(19)	(18)	(17)
Credit losses on securities held at the end of the period	$17,889	$16,375	$15,260

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income on the Company's investments in securities available for sale, at December 31.

	2014	2013	2012
Net unrealized gains	$174,620	$124,427	$269,541
Amounts resulting from:
DAC and VOBA	(28,495)	(26,979)	(74,342)
Future policy benefits	(26,778)	(16,119)	(29,075)
Policyholder account balances	(879)	(507)	(1,135)
Deferred income taxes	(41,462)	(28,287)	(57,745)
Total	$77,006	$52,535	$107,244

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2014	2013	2012
Gross investment income:
Fixed maturity securities	$121,137	$122,448	$132,578
Equity securities	1,037	1,953	1,684
Mortgage loans	37,452	40,605	38,189
Real estate	11,756	10,652	9,475
Policy loans	5,848	5,753	5,433
Short-term investments	4	5	7
Other	535	357	244
Total	177,769	181,773	187,610
Less investment expenses	(12,801)	(12,033)	(11,456)
Net investment income	$164,968	$169,740	$176,154

22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.

	2014	2013	2012
Realized investment gains (losses):
Fixed maturity securities	$2,576	$3,464	$1,407
Equity securities	403	626	(165)
Real estate	642	(69)	18,046
Mortgage loans	(105)	(49)	(717)
	3,516	3,972	18,571
Amortization of DAC and VOBA	(147)	(100)	(135)
	$3,369	$3,872	$18,436

The following table provides detail concerning realized investment gains and losses for the three years ended December 31.

	2014	2013	2012
Gross gains resulting from:
Sales of investment securities	$3,199	$261	$2,670
Investment securities called and other	3,084	5,627	3,806
Real estate	864	20	18,884
Total gross gains	7,147	5,908	25,360
Gross losses resulting from:
Sales of investment securities	(1,352)	(5)	(2,651)
Investment securities called and other	(419)	(660)	(865)
Mortgage loans	(1,442)	(144)	(220)
Sale of real estate and joint venture	(222)	(89)	—
Impairment losses on real estate	—	—	(838)
Total gross losses	(3,435)	(898)	(4,574)
Change in allowance for loan losses	1,337	95	(497)
Amortization of DAC and VOBA	(147)	(100)	(135)
Net realized investment gains, excluding other-than- temporary impairment losses	4,902	5,005	20,154

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(2,176)	(1,032)	(2,526)
Portion of loss recognized in other comprehensive income (loss)	643	(101)	808
Net other-than-temporary impairment losses recognized in earnings	(1,533)	(1,133)	(1,718)
Net realized investment gains	$3,369	$3,872	$18,436

Proceeds From Sales of Investment Securities
The table below details proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2014	2013	2012
Proceeds	$38,527	$12,292	$99,371

23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Mortgage Loans
Investments in mortgage loans totaled $541.2 million at December 31, 2014, compared to $629.3 million at December 31, 2013.  The Company's mortgage loans are mostly secured by commercial real estate and are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $1.9 million at December 31, 2014 and $3.3 million at December 31, 2013.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 for additional information.  Three mortgage loans have been foreclosed upon and transferred to real estate investments during the past three years.  One foreclosure in 2014 resulted in an impairment of $0.3 million.  A second foreclosure in 2014 had no impairment, as the fair value was greater than the carrying value.  There were no foreclosures in 2013.  One foreclosure in 2012 resulted in the recognition of an impairment loss of $0.2 million, as the fair value was less than the carrying value.  Also, there were no delinquent mortgage loans at December 31, 2014, while there were five at December 31, 2013.  The Company does not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.

The Company had 15% of its invested assets in commercial mortgage loans at December 31, 2014, compared to 18% at December 31, 2013.  New commercial loans, including refinanced loans, were $61.2 million and $72.7 million for 2014 and 2013, respectively.  The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet the Company's yield and quality thresholds.

In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  The Company added 32 new loans to the portfolio during 2014, and 100% of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2014.  The average loan-to-value ratio for the overall portfolio was 46% at December 31, 2014, down from 50% at December 31, 2013.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  The average loan balance was $1.5 million at December 31, 2014 and $1.6 million at December 31, 2013.  The Company has certain mortgage loans that have an unamortized premium, totaling $1.0 million as of December 31, 2014, compared to $2.7 million at December 31, 2013.

The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.

	2014	2013
Principal outstanding	$543,094	$632,507
Allowance for loan losses	(1,914)	(3,251)
Carrying value	$541,180	$629,256

24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2014 and 2013, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.

	2014	% of Total	2013	% of Total
Prior to 2005	$27,716	5%	$41,324	6%
2005	20,127	4%	28,111	4%
2006	16,280	3%	24,744	4%
2007	19,991	4%	27,009	4%
2008	22,938	4%	28,051	4%
2009	20,754	4%	37,723	6%
2010	51,205	9%	61,236	10%
2011	91,943	17%	118,459	19%
2012	133,912	25%	184,749	29%
2013	77,784	14%	81,101	14%
2014	60,444	11%	—	—%
Principal outstanding	$543,094	100%	$632,507	100%

The following table identifies mortgage loans by geographic location at December 31.

	2014	% of Total	2013	% of Total
Pacific	$131,109	25%	$181,690	29%
West south central	94,122	17%	101,019	16%
West north central	78,027	14%	91,687	14%
Mountain	68,961	13%	78,116	12%
East north central	64,013	12%	57,395	9%
South Atlantic	60,557	11%	66,686	11%
East south central	24,428	4%	24,419	4%
Middle Atlantic	21,877	4%	31,495	5%
Principal outstanding	$543,094	100%	$632,507	100%

The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.

	2014	% of Total	2013	% of Total
California	$108,683	20%	$149,065	24%
Texas	89,923	16%	95,205	15%
Minnesota	55,916	10%	64,464	10%
Ohio	30,432	6%	—	—%	1
Florida	26,452	5%	34,334	5%
All others	231,688	43%	289,439	46%
Principal outstanding	$543,094	100%	$632,507	100%

1  Concentration was less than 5% at December 31, 2013.

25

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table identifies mortgage loans by property type at December 31.  The Other category consists principally of apartments and retail properties.

	2014	% of Total	2013	% of Total
Industrial	$281,671	51%	$328,478	52%
Office	165,859	31%	184,529	29%
Medical	25,617	5%	39,531	6%
Other	69,947	13%	79,969	13%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies mortgage loans by maturity at December 31.

	2014	% of Total	2013	% of Total
Due in one year or less	$27,607	5%	$22,464	4%
Due after one year through five years	145,530	27%	169,146	27%
Due after five years through ten years	143,382	26%	244,667	38%
Due after ten years	226,575	42%	196,230	31%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.

	2014	% of Total	2013	% of Total
$5 million or greater	$69,237	13%	$108,588	17%
$4 million to less than $5 million	27,189	5%	39,301	6%
$3 million to less than $4 million	47,718	9%	64,527	10%
$2 million to less than $3 million	130,026	24%	138,580	22%
$1 million to less than $2 million	178,862	33%	187,187	30%
Less than $1 million	90,062	16%	94,324	15%
Principal outstanding	$543,094	100%	$632,507	100%

The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.

	2014	% of Total	2013	% of Total
70% or greater	$33,113	6%	$65,033	10%
50% to 69%	297,001	55%	327,996	52%
Less than 50%	212,980	39%	239,478	38%
Principal outstanding	$543,094	100%	$632,507	100%

The concentration in California, along with other states included in the pacific region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires, that may affect certain areas of the region.  The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire.  The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure.  However, diversification may not always sufficiently mitigate the risk of such losses.  Historically, the delinquency rate of the Company's pacific region commercial mortgage loans has been substantially below the industry average and consistent with the Company's experience in other regions.  The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans.  However, the Company does consider structural information specific to each property, as well as the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active

26

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

submarkets.  The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region that may occur to have a material adverse effect on its business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on the Company's environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company's business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that material compliance costs will not be incurred.

The Company may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet the Company's underwriting and pricing parameters.  The Company refinanced loans with outstanding balances of $15.8 million and $10.6 million during the years ended December 31, 2014 and December 31, 2013, respectively.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the Company retains the commitment fee.  For additional information, please see Note 22 - Commitments.

Real Estate
Investments in real estate totaled $181.1 million at December 31, 2014, compared to $137.6 million at December 31, 2013.  The table below provides information concerning the Company's real estate investments by major category at December 31.

	2014	2013
Land	$28,767	$26,481
Buildings	150,501	104,703
Less accumulated depreciation	(33,217)	(30,949)
Real estate, commercial	146,051	100,235
Real estate, joint ventures	35,031	37,395
Total	$181,082	$137,630

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  The Company had real estate sales of $2.9 million, $0.4 million, and $53.5 million during 2014, 2013, and 2012, respectively.

The Company had non-income producing real estate, consisting of vacant properties and properties under development, of $12.2 million at December 31, 2014, compared to $21.7 million at December 31, 2013.

27

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

5. Fair Value Measurements

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  It is the Company’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.

Cash and Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments.  Cash is categorized as Level 1.  Other short-term assets are invested in institutional money market funds.  These assets are categorized as Level 2, as the valuation is based upon the net asset value (NAV) of the fund.  There are no restrictions on withdrawal of these funds.

Loans
The Company does not record loans at fair value. As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3 in the fair value hierarchy.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.

Other Invested Assets
Included in other invested assets is an institutional alternative strategies fund that is recorded at fair value.  These assets are categorized as Level 2, as the valuation of these funds is based on net asset values provided by the issuer and represent amounts at which the Company could transact with the issuer.  Certain redemption restrictions may apply on this fund, including advance written notice to withdraw funds.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on the date.  Separate accounts are categorized as Level 2.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the

28

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

measurement date.  These liabilities are categorized as Level 3.  The Company has not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Determination of Fair Value
The Company utilizes external third-party pricing services to determine the majority of its fair values on investment securities available for sale.  At both December 31, 2014 and December 31, 2013, approximately 97% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 2% was derived from internal matrices and calculations.  In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing service.  The Company reviews prices received from service providers for reasonableness and unusual fluctuations but generally accepts the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

Each quarter, the Company evaluates the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the primary third-party pricing service's methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.  Finally, the Company also performs additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any valuation technique.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 US Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

29

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Categories Reported at Fair Value

The following tables present categories reported at fair value on a recurring basis at December 31.

	2014
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,247	$152,546	$—	$164,793
Federal agencies 1	—	21,951	—	21,951
Federal agency issued residential mortgage-backed securities 1	—	48,742	—	48,742
Subtotal	12,247	223,239	—	235,486
Corporate obligations:
Industrial	—	559,377	—	559,377
Energy	—	230,090	—	230,090
Communications and technology	—	242,905	—	242,905
Financial	—	294,329	—	294,329
Consumer	—	544,079	—	544,079
Public utilities	—	250,079	—	250,079
Subtotal	—	2,120,859	—	2,120,859
Corporate private-labeled residential mortgage-backed securities	—	95,282	—	95,282
Municipal securities	—	158,492	—	158,492
Other	—	98,714	759	99,473
Redeemable preferred stocks	—	17,139	—	17,139
Fixed maturity securities	12,247	2,713,725	759	2,726,731
Equity securities	5,347	19,534	—	24,881
Total	$17,594	$2,733,259	$759	$2,751,612

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(1,094)	$(1,094)
Total	$—	$—	$(1,094)	$(1,094)

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

30

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2013
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,458	$126,562	$—	$139,020
Federal agencies 1	—	22,068	—	22,068
Federal agency issued residential mortgage-backed securities 1	—	62,128	—	62,128
Subtotal	12,458	210,758	—	223,216
Corporate obligations:
Industrial	—	534,779	—	534,779
Energy	—	222,745	—	222,745
Communications and technology	—	233,543	—	233,543
Financial	—	283,477	—	283,477
Consumer	—	493,756	—	493,756
Public utilities	—	252,364	13	252,377
Subtotal	—	2,020,664	13	2,020,677
Corporate private-labeled residential mortgage-backed securities	—	116,482	—	116,482
Municipal securities	—	147,619	—	147,619
Other	—	96,454	1,420	97,874
Redeemable preferred stocks	—	12,752	—	12,752
Fixed maturity securities	12,458	2,604,729	1,433	2,618,620
Equity securities and other invested assets	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006
Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(4,703)	$(4,703)
Total	$—	$—	$(4,703)	$(4,703)

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

31

 Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

	2014
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$1,433	$—	$1,433	$(4,703)
Included in earnings	(12)	—	(12)	3,145
Included in other comprehensive income (loss)	(421)	—	(421)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	592
Sales	—	—	—	—
Other dispositions	(241)	—	(241)	(128)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$759	$—	$759	$(1,094)

	2013
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$46,133	$1,255	$47,388	$(1,080)
Included in earnings	(59)	641	582	(4,208)
Included in other comprehensive income (loss)	287	(627)	(340)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	737
Sales	—	—	—	—
Other dispositions	(839)	(1,269)	(2,108)	(152)
Transfers into Level 3	116	—	116	—
Transfers out of Level 3	(44,205)	—	(44,205)	—
Ending balance	$1,433	$—	$1,433	$(4,703)

The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3 in any of the periods presented.  Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  In 2013, the Company was able to identify significant assumptions or was able to corroborate observable market data for securities that had been level 3 in the previous year.  These securities were transfered from Level 3 to Level 2, based upon the beginning of year values.  The Company did not have any transfers between Level 1 and Level 2 at December 31, 2014 or 2013.

The Company's primary category of assets using Level 3 fair values is fixed maturity securities, totaling $0.8 million as of December 31, 2014.  These assets are valued using discounted cash flow models for which the significant assumptions are not observable in the market.

32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the valuation method for the financial instrument liability included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2014.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(1,094)	Actuarial cash flow model	Mortality	80% of US Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.73%-1.35%

The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  The Company's mortality, lapse, benefit utilization and nonperformance risk adjustment are unobservable.  Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.

The Company estimates that the impact of unobservable inputs at December 31, 2014 was as follows: a 10% increase in the mortality assumption would reduce the liability $0.1 million; a 10% decrease in the lapse assumption would increase the liability $0.3 million; a 10% increase in the benefit utilization would increase the liability $0.9 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.4 million.

The following tables present a summary of fair value estimates at December 31 for financial instruments. The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.

	2014
	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,726,731	$2,726,731
Equity securities	24,881	24,881
Mortgage loans	541,180	567,435
Policy loans	83,553	83,553
Cash and short-term investments	50,118	50,118
Separate account assets	406,501	406,501

Liabilities:
Individual and group annuities	1,080,322	1,061,067
Supplementary contracts and annuities without life contingencies	54,949	53,744
Separate account liabilities	406,501	406,501
Other policyholder funds - GMWB	(1,094)	(1,094)

33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2013
	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,618,620	$2,618,620
Equity securities and other invested assets	34,386	34,386
Mortgage loans	629,256	658,142
Policy loans	83,518	83,518
Cash and short-term investments	48,909	48,909
Separate account assets	393,416	393,416

Liabilities:
Individual and group annuities	1,100,495	1,078,618
Supplementary contracts and annuities without life contingencies	51,624	50,097
Separate account liabilities	393,416	393,416
Other policyholder funds - GMWB	(4,703)	(4,703)

34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

6. Financing Receivables

The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as assets in the Consolidated Balance Sheets.

The table below identifies the Company’s financing receivables by classification amount at December 31.

	2014	2013
Receivables:
Agent receivables, net (allowance $2,003; 2013 - $2,245)	$1,727	$1,660
Investment-related financing receivables:
Mortgage loans, net (allowance $1,914; 2013 - $3,251)	541,180	629,256
Total financing receivables	$542,907	$630,916

The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are reflected as deductions.

	2014	2013
Beginning of year	$2,245	$2,261
Additions	306	69
Deductions	(548)	(85)
End of year	$2,003	$2,245

The following table details the mortgage loan portfolio, as collectively or individually evaluated for impairment at December 31.

	2014	2013
Mortgage loans collectively evaluated for impairment	$535,398	$582,679
Mortgage loans individually evaluated for impairment	7,696	49,828
Allowance for loan losses	(1,914)	(3,251)
Carrying value	$541,180	$629,256

The following table details the activity of the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.

	2014	2013
Beginning of year	$3,251	$3,346
Provision	—	—
Deductions	(1,337)	(95)
End of year	$1,914	$3,251

Agent Receivables
The Company has agent receivables that are classified as financing receivables and are reduced by an allowance for doubtful accounts.  These trade receivables from agents are long-term in nature and are specifically assessed as to the collectibility of each receivable.  The Company's gross agent receivables totaled $3.7 million at December 31, 2014 with an allowance for doubtful accounts totaling $2.0 million.  Gross agent receivables totaled $3.9 million with an allowance for doubtful accounts of $2.2 million at December 31, 2013.  The Company has two types of agent receivables including:

•
Agent specific loans.  At December 31, 2014, these loans totaled $1.0 million and the allowance for doubtful accounts was $0.3 million.  At December 31, 2013, these loans totaled $1.1 million with an allowance for doubtful accounts of $0.3 million.

35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

•
Other agent receivables.  Gross agent receivables in this category totaled $2.7 million, and the allowance for doubtful accounts was $1.7 million at December 31, 2014.  Gross agent receivables totaled $2.8 million, and the allowance for doubtful accounts was $1.9 million at December 31, 2013.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.

If a mortgage loan is determined to be on non-accrual status, the Company does not accrue interest income.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment.  The Company considers its primary class to be property type.  The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.

The following table presents an aging schedule for delinquent payments for both principal and interest at December 31, 2014 and December 31, 2013, by property type.

Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2014
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$—	$—	$—	$—	$—

December 31, 2013
Industrial	$—	$—	$—	$—	$—
Office	8,497	24	—	829	853
Medical	3,921	32	—	—	32
Other	—	—	—	—	—
Total	$12,418	$56	$—	$829	$885

As of December 31, 2014, there were no mortgage loans that were past due or in the process of foreclosure.  At December 31, 2013, there were five mortgage loans that were 30 days or more past due, including two over 90 days past due.  The two loans that were over 90 days past due were in the process of foreclosure at December 31, 2013 and were foreclosed in 2014.

The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, the Company establishes the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identifies an allowance for loan losses on loans that contain elevated risk profiles.  If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan’s risk profile and assigns a specific allowance value based on many factors, including those identified below.

36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Macro-environmental and elevated risk profile considerations:

•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:

•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.

The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.

As part of the Company’s process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process. These risks include, but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of the contractual payments.

The Company reduced the allowance in 2014 largely due to an overall decrease in mortgage loan balance.  The Company reviews the portfolio's risk profile and expected ongoing performance not less often than quarterly.

To the extent the Company's review and valuation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where the Company has the ability and intent to manage these properties on an ongoing basis.

Over the past three years, the Company has had three mortgage loan defaults.  Two loans were foreclosed in 2014 for a total impairment loss of $0.3 million.  One loan was foreclosed in 2012 for an impairment loss of $0.2 million.  The Company had no troubled loans that were restructured or modified in 2014, 2013, or 2012.

7. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets.  The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in real estate joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  The Company's investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  The Company amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The tax credits are recognized as a reduction of tax expense.  The Company realized federal income tax credits related to these investments of $2.8 million, $2.9 million, and $2.6 million for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company also recognized $0.9 million, $1.4 million, and $1.8 million of amortization related to these investments for the years ended December 31, 2014, 2013, and 2012, respectively.  The Company's investments in other VIEs are recorded using the equity method,

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment. The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs.  These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Comprehensive Income.

Investments in the affordable housing and real estate joint ventures are interests that will absorb portions of the VIE's expected losses or receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE's expected losses and residual returns.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which had not been consolidated at December 31, 2014 and December 31, 2013.  The table includes investments in five real estate joint ventures and 23 affordable housing real estate joint ventures at December 31, 2014 and investments in six real estate joint ventures and 26 affordable housing real estate joint ventures at December 31, 2013.

	2014		2013
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,415	$21,415	$22,104	$22,104
Affordable housing real estate joint ventures	13,153	54,028	14,517	56,718
Total	$34,568	$75,443	$36,621	$78,822

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse to the Company.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

At December 31, 2014, the Company had no mortgage loan or equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2013, the Company had no mortgage loan commitments and $0.2 million in equity commitments.  The Company also has contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, the Company is not able to quantify the amount of these contingent commitments.

In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2014 and 2013 included $27.7 million and $22.5 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured.  Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company's interests in the VIEs.

38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

8. Property and Equipment

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The table below provides information at December 31.

	2014	2013
Land	$766	$766
Home office complex	21,249	20,775
Furniture and equipment	47,296	46,176
	69,311	67,717
Accumulated depreciation	(51,784)	(50,193)
Property and equipment	$17,527	$17,524

Depreciation expense totaled $1.7 million, $1.6 million, and $5.1 million in 2014, 2013, and 2012, respectively.

39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

9.  Separate Accounts

The total separate account assets were $406.5 million at December 31, 2014 (2013 - $393.4 million).  Variable universal life and variable annuity assets comprised 28% and 72% of this amount in 2014 compared to 29% and 71% of this amount in 2013.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2014	2013	2012
Balance at beginning of year	$393,416	$340,093	$316,609
Deposits on variable policyholder contracts	47,308	36,471	33,748
Transfers to general account	(5,859)	(4,349)	(5,082)
Investment performance	24,314	69,545	43,399
Policyholder benefits and withdrawals	(39,177)	(35,236)	(35,799)
Contract charges	(13,501)	(13,108)	(12,782)
Balance at end of year	$406,501	$393,416	$340,093

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider is recorded at fair value of $132.3 million at December 31, 2014 (2013 - $123.9 million).  The GMWB guarantee liability was $(1.1) million at December 31, 2014 (2013 - $(4.7) million).  The change in this value is included in policyholder benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities, and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.

In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family as discussed in the Reinsurance Transaction section of Note 1.  The Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis.  The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances at acquisition.  The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances totaling $318.1 million and $319.0 million at December 31, 2014 and 2013, respectively, were not recorded as separate accounts on the Company's financial statements.  Rather, the Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions.  The coinsurance portion of the transaction represented $23.6 million in fund value and $0.6 million in future policy benefits at acquisition.  The fund value and future policy benefits represented $27.2 million and $0.6 million at December 31, 2014, compared to approximately $26.0 million in fund value and $0.8 million in future policy benefits at December 31, 2013.  The Company recorded these fixed fund accounts as a separate block under its general account.

Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

At December 31, 2014 and 2013, separate account balances for variable annuity contracts were $292.3 million and $279.6 million, respectively.  The total reserve held for variable annuity GMDB was less than $0.1 million at both December 31, 2014 and December 31, 2013.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2014 and 2013 is provided below:

	2014			2013
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$230,426	$667	59.9	$221,905	$684	59.6
Return of the greater of the highest anniversary contract value or net deposits	8,594	102	67.3	8,918	9	65.6
Return of the greater of every fifth year highest anniversary contract value or net deposits	7,770	50	65.5	6,726	57	67.2
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	45,466	2,173	61.6	42,083	1,579	61.6
Total	$292,256	$2,992	60.5	$279,632	$2,329	60.3

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2014	2013	2012
Variable annuity incurred death benefits	$2,475	$2,900	$2,296
Variable annuity paid death benefits	2,289	3,744	2,029

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2014	2013
Money market	$4,267	$4,770
Fixed income	36,351	40,036
Balanced	60,726	64,015
International equity	22,057	24,745
Intermediate equity	139,609	116,770
Aggressive equity	29,246	29,296
Total	$292,256	$279,632

41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

10. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2014	2013	2012
Gross liability at beginning of year	$33,888	$36,219	$32,921
Less reinsurance recoverable	(27,567)	(29,938)	(26,797)
Net liability at beginning of year	6,321	6,281	6,124
Incurred benefits related to:
Current year	27,037	24,333	22,061
Prior years 1	(161)	(937)	(356)
Total incurred benefits	26,876	23,396	21,705
Paid benefits related to:
Current year	23,352	20,906	18,667
Prior years	3,276	2,450	2,881
Total paid benefits	26,628	23,356	21,548
Net liability at end of year	6,569	6,321	6,281
Reinsurance recoverable	28,122	27,567	29,938
Gross liability at end of year	$34,691	$33,888	$36,219

1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

11.  Participating Policies

The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2014 approximated 9% of statutory premiums and 13% of the life insurance in force, compared to 8% and 14% in 2013, respectively.  The amount of dividends to be paid is determined annually by the Company's Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

12. Notes Payable

The Company had no notes payable at December 31, 2014 or December 31, 2013.

As a member of the FHLB with a capital investment of $4.9 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received an insignificant amount of dividends on the capital investment in 2014, 2013, and 2012.

The Company had unsecured revolving lines of credit of $70.0 million and $60.0 million with two major commercial banks with no balances outstanding at December 31, 2014 and 2013, respectively.  The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2015.  The Company anticipates renewing these lines as they come due.

13. Income Taxes

The following table provides information about income taxes for the years ended December 31.

	2014	2013	2012
Current income tax expense	$8,065	$6,018	$17,477
Deferred income tax expense	4,929	8,374	868
Total income tax expense	$12,994	$14,392	$18,345

42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

	2014	2013	2012
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(4)%	(3)%	(3)%
Permanent differences	(1)%	—%	(1)%
Effective income tax rate	30%	32%	31%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2014	2013
Deferred tax assets:
Future policy benefits	$24,335	$27,721
Employee retirement benefits	34,422	26,506
Tax carryovers	—	326
Other	486	—
Deferred tax assets	59,243	54,553
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,861	4,391
Unrealized investment gains	61,090	43,550
Capitalization of deferred acquisition costs, net of amortization	53,381	55,818
Value of business acquired	8,629	9,990
Property and equipment, net	5,159	5,211
Other	—	1,765
Deferred tax liabilities	135,120	120,725
Net deferred tax liability	75,877	66,172
Current tax liability (asset)	(2,255)	(709)
Income taxes payable	$73,622	$65,463

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on the Company’s anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management’s opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2011.  The Company is not currently under examination by the Internal Revenue Service.

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2014	2013
Beginning of year	$—	$—
Additions based on tax positions related to the current year	0.1	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—
Reductions for statute of limitations lapse	—	—
End of year	$0.1	$—

The Company's policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense. The Company recognized $0.1 million of tax penalty and interest expense in 2014.  The Company did not recognize any expense  related to interest and penalties during 2013 or 2012.

The Company had no material tax uncertainties requiring recognition in its consolidated financial statements as of December 31, 2014.  The Company is no longer subject to income tax examinations by tax authorities for years prior to 2010.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2014	2013	2012
Income tax expense	$12,994	$14,392	$18,345
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	17,568	(50,790)	24,974
Effect on DAC and VOBA	(530)	16,577	(6,080)
Change in future policy benefits	(3,730)	4,534	(4,611)
Change in policyholder account balances	(130)	220	(195)
Change in benefit plan obligations	(8,400)	7,961	(1,161)
Total income tax expense (benefit) included in financial statements	$17,772	$(7,106)	$31,272

44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
14. Pensions and Other Postemployment Benefits (OPEB)

The Company has pension and other postemployment benefit plans covering substantially all its employees for which the measurement date is annually on December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2015 through 2019 are $11.5 million, $9.6 million, $9.4 million, $10.2 million, and $10.1 million, respectively.  The aggregate benefits expected to be paid in the five years from 2020 through 2024 are $49.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2014 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2015 contribution for the plan has not been determined.

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:

	2014	2013	Target Allocation

Equity securities	40%	39%	33% - 43%
Asset allocation and alternative assets	29%	28%	23% - 33%
Debt securities	30%	30%	26% - 42%
Cash and cash equivalents	1%	3%	0% - 2%

Certain of the Company's pension plan assets consist of investments in pooled separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.

Hedge fund investments are recorded at net asset value.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the net asset value of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2015.

The current assumption for the expected long-term rate of return on plan assets is 7.70%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.  Effective January 2015, the Company decreased the assumption for the expected long-term rate of return on plan assets to be 7.50%.

The assumed discount rates used to determine the benefit obligation for pension benefits and postemployment benefits are 3.57% and 3.90%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on

45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

December 31, 2014.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The Company adopted the updated mortality tables issued by the Society of Actuaries during 2014.  The new tables reflect longer life expectancy, which may result in higher benefit obligations.  The impact to the Company's benefit obligation was an increase of $4.9 million as a result of this adoption.

The postemployment medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2015 through 2019 are $1.0 million, $1.0 million, $1.1 million, $1.1 million, and $1.2 million, respectively.  The aggregate benefits expected to be paid in the five years from 2020 through 2024 are $7.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2014.  Contributions to the plan in 2014 were $0.9 million.  The 2015 contribution for the plan is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans in 2014 were $0.1 million (2013 - $0.1 million; 2012 - $0.1 million).  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans in 2014 were $0.3 million (2013 - $0.3 million; 2012 - $0.5 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents’ prior year paid commissions, respectively.  Contributions to the plan in 2014 were $2.1 million (2013 - $2.1 million; 2012 - $3.2 million).   The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  In 2014, the Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million.  In 2013, The Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees.  No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide information regarding pension benefits and other benefits for the years ended December 31.

	Pension Benefits		OPEB
	2014	2013	2014	2013
Change in projected benefit obligation:
Benefit obligation at beginning of year	$146,000	$159,201	$31,179	$36,403
Service cost	—	—	611	786
Interest cost	6,202	5,338	1,499	1,368
Plan participants' contributions	—	—	515	496
Curtailments and plan changes	—	—	—	(4,357)
Actuarial (gain) loss	15,465	(9,394)	4,027	(1,922)
Benefits paid	(9,954)	(9,145)	(1,375)	(1,595)
Benefit obligation at end of year	$157,713	$146,000	$36,456	$31,179

Change in plan assets:
Fair value of plan assets at beginning of year	$136,707	$125,153	$—	$—
Return on plan assets	5,154	14,671	—	—
Plan participants' contributions	—	—	515	496
Company contributions	6,080	6,028	860	1,099
Benefits paid	(9,954)	(9,145)	(1,375)	(1,595)
Fair value of net plan assets at end of year	$137,987	$136,707	$—	$—

Unfunded status at end of year	$19,726	$9,293	$36,456	$31,179

	Pension Benefits		OPEB
	2014	2013	2014	2013
Amounts recognized in accumulated other comprehensive income:
Net loss	$78,156	$59,241	$7,914	$3,974
Prior service credit	—	—	(3,048)	(4,194)
Total accumulated other comprehensive income	$78,156	$59,241	$4,866	$(220)

	Pension Benefits		OPEB
	2014	2013	2014	2013
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$20,633	$(14,838)	$4,027	$(1,923)
Unrecognized prior service credit	—	—	—	(4,357)
Amortization of net gain	(1,718)	(2,393)	(87)	(103)
Curtailments and plan changes	—	—	—	116
Amortization of prior service cost	—	—	1,146	752
Total (gain) loss recognized in other comprehensive income (loss)	$18,915	$(17,231)	$5,086	$(5,515)

47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		OPEB
	2014	2013	2014	2013
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$157,713	$146,000	$—	$—
Accumulated benefit obligation	157,713	146,000	—	—
Fair value of plan assets	137,987	136,707	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.57%	4.42%	3.90%	4.88%
Expected return on plan assets	7.70%	7.70%	—	—

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.42%	3.47%	4.88%	4.03%
Expected return on plan assets	7.70%	7.70%	—	—

The following table presents the fair value of each major category of pension plan assets at December 31.

	Pension Plan
	2014	2013
Debt securities:
United States Government fixed maturity securities	$2,179	$2,210
Industrial and public utility fixed maturity securities	19,554	18,651
Investment funds:
Hedge funds	19,147	17,839
Stock and bond funds:
Domestic equity	30,621	27,382
International equity	19,060	19,709
Emerging markets	5,694	5,957
Global asset allocation	20,779	20,350
Fixed income	20,096	19,911
Other invested assets	50	53
Cash and cash equivalents	1,306	4,412
Receivables	229	233
Fair value of assets at end of year	$138,715	$136,707
Liabilities
Accrued liabilities	728	—
Total liabilities	728	—
Fair value of net plan assets at end of year	137,987	136,707

48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.

	2014
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,179	$—	$2,179
Industrial and public utility fixed maturity securities	—	19,554	—	19,554
Investment funds:
Hedge funds	—	19,147	—	19,147
Stock and bond funds	—	96,250	—	96,250
Other invested assets	—	—	50	50
Cash and cash equivalents	1,306	—	—	1,306
Receivables	229	—	—	229
Total	$1,535	$137,130	$50	$138,715

	2013
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,210	$—	$2,210
Industrial and public utility fixed maturity securities	—	18,651	—	18,651
Investment funds:
Hedge funds	—	17,839	—	17,839
Stock and bond funds	—	93,309	—	93,309
Other invested assets	—	—	53	53
Cash and cash equivalents	4,412	—	—	4,412
Receivables	233	—	—	233
Total	$4,645	$132,009	$53	$136,707

The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.

	Pension Plan
	2014	2013
Beginning balance	$53	$205
Gains (losses) realized and unrealized	16	(29)
Sales	(19)	—
Transfers out	—	(123)
Ending balance	$50	$53

49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			OPEB
	2014	2013	2012	2014	2013	2012
Service cost	$—	$—	$—	$611	$786	$879
Interest cost	6,202	5,338	5,796	1,499	1,368	1,529
Expected return on plan assets	(10,322)	(9,227)	(8,889)	—	—	—
Amortization of:
Unrecognized actuarial net loss	1,718	2,393	133	87	103	247
Unrecognized prior service cost (credit)	—	—	—	(1,146)	(752)	(252)
Curtailment	—	—	—	—	(116)	—
Net periodic benefit cost (credit)	(2,402)	(1,496)	(2,960)	1,051	1,389	2,403
Total recognized in other comprehensive income (loss)	18,915	(17,231)	3,877	5,086	(5,515)	(561)
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$16,513	$(18,727)	$917	$6,137	$(4,126)	$1,842

The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2015.

	Pension Benefits	OPEB
Actuarial net loss	$2,400	$471
Prior service credit	—	(1,147)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$455	$(352)
Postemployment benefit obligation	6,704	(5,299)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 8.0%, decreasing gradually to 5.0% in 2027 and thereafter.

Included in the Company's OPEB is a medical insurance plan for retired agents.  During the second quarter of 2013, the Company notified the participants that this benefit was being terminated effective December 31, 2013.  This benefit termination required a re-valuation of the plan, which was performed effective June 10, 2013 and resulted in a plan curtailment.  The curtailment resulted in the immediate recognition of reduced operating expenses of $0.1 million and a reduced liability of $4.4 million.

During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan.  The Company determined that upon curtailment of the plan on January 1, 2011, the status of the plan participants should have changed from active to inactive.  The amortization period was corrected from the average remaining service period of plan participants, approximately ten years, to the average remaining life expectancy of plan participants, approximately 26 years.  The Company recognized a $2.0 million pre-tax benefit during 2012 related to the reversal of amortization recorded during 2011.

50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

15. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.

The following table provides information about the outstanding three-year intervals at December 31, 2014.

Defined Measurement Period	Number of Units	Grant Price
2012-2014	206,389	$31.70
2013-2015	212,734	$37.86
2014-2016	162,063	$48.06
2015-2017*	186,962	$47.87

*  Effective January 1, 2015

The plan made a payment of $3.8 million during 2014 for the three-year interval ended December 31, 2013.  The plan made a payment of $2.4 million during 2013 for the three-year interval ended December 31, 2012.  No payments were made during 2012 for the three-year interval ended December 31, 2011.  The cost of compensation charged as an operating expense during 2014, 2013, and 2012 was $1.4 million, $3.5 million, and $2.2 million, net of tax, respectively.
16. Reinsurance
The table below provides information about reinsurance for the years ended December 31.

	2014	2013	2012
Life insurance in force (in millions) :
Direct	$27,978	$27,753	$27,515
Ceded	(13,546)	(13,689)	(13,622)
Assumed	4,006	4,271	1,187
Net	$18,438	$18,335	$15,080

Premiums:
Life insurance:
Direct	$162,110	$186,358	$138,544
Ceded	(45,703)	(45,061)	(44,760)
Assumed	2,479	2,562	2,758
Net	$118,886	$143,859	$96,542

Accident and health:
Direct	$57,603	$55,068	$52,090
Ceded	(10,941)	(12,397)	(12,543)
Net	$46,662	$42,671	$39,547

51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $23.3 million at December 31, 2014 (2013 - $26.3 million).  The reserve for future policy benefits ceded under this agreement at December 31, 2014 was $13.5 million (2013 - $15.1 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  At December 31, 2014, the insurance in force ceded approximated $1.0 billion (2013 - $1.0 billion) and premiums totaled $7.3 million (2013 - $7.4 million; 2012 - $7.7 million).

Reinsurance recoverables were $194.4 million at year-end 2014, consisting of reserves ceded of $181.5 million and claims ceded of $12.9 million.  Reinsurance recoverables were $191.1 million at year end 2013, consisting of reserves ceded of $178.7 million and claims ceded of $12.4 million.

The maximum retention on any one life during 2014 and 2013 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

The following table reflects the Company’s reinsurance partners whose reinsurance recoverable was 5% or greater of the Company's total reinsurance recoverable at December 31, 2014, along with their A.M. Best credit rating.

	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$47,728	25%
Security Life of Denver	A	26,394	14%
RGA Reinsurance Company	A+	18,850	10%
Employers Reassurance Corporation	A-	13,943	7%
Union Security Insurance Company	A-	13,055	7%
Lewer Life Insurance Company	B	10,301	5%
Lincoln National Life Insurance Company	A+	9,679	5%
Swiss Re Life & Health America, Inc	A+	9,444	5%
Other (21 Companies)		45,031	22%
Total		$194,425	100%

A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. The solvency of reinsurers is reviewed annually.

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer, significant changes or events of the reinsurer, and any other factors that the Company believes relevant.  If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established.  At year-end 2014 and 2013, no reinsurer met these conditions.  In addition, the Company will review the credit rating and financial statements of a reinsurer before entering into any new agreements.

Assumed Reinsurance Arrangements
Kansas City Life acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  At December 31, 2014, the block had $1.0 billion of life insurance in force (2013 - $1.1 billion).  The block generated life insurance premiums of $2.4 million in 2014 (2013 - $2.4 million; 2012 - $2.6 million).

The Company acquired a block of variable universal life insurance policies and variable annuity contracts from American Family in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  At December 31, 2014, the block consisted of $318.0 million (2013 - $319.0 million) of separate account balances, which are included in the financial statements of American Family.  At December 31, 2014, the block consisted of $0.6 million (2013 - $0.8 million) of future policy benefits and $27.2 million (2013 - $26.0 million) in fixed fund balances that are included in policyholder account balances in the Company’s consolidated balance sheets.

52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

17. Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC and VOBA, future policy benefits, and policyholder account balances (including deferred revenue liability).  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.

The following tables provide information about comprehensive income (loss) for the years ended December 31.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2014:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$50,805	$17,781	$33,024
Equity securities	1,880	658	1,222
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,025	1,409	2,616
Other-than-temporary impairment losses recognized in earnings	(2,176)	(762)	(1,414)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	643	225	418
Net unrealized gains excluding impairment losses	50,193	17,567	32,626
Change in benefit plan obligations	(24,001)	(8,400)	(15,601)
Effect on DAC and VOBA	(1,516)	(531)	(985)
Future policy benefits	(10,659)	(3,731)	(6,928)
Policyholder account balances	(372)	(130)	(242)
Other comprehensive income	$13,645	$4,775	$8,870
Net income			29,990
Comprehensive income			$38,860

53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2013:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(139,206)	$(48,721)	$(90,485)
Equity securities	(1,816)	(636)	(1,180)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,225	1,829	3,396
Other-than-temporary impairment losses recognized in earnings	(1,032)	(361)	(671)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	(101)	(35)	(66)
Net unrealized losses excluding impairment losses	(145,114)	(50,790)	(94,324)
Change in benefit plan obligations	22,745	7,960	14,785
Effect on DAC and VOBA1	47,363	16,577	30,786
Future policy benefits	12,956	4,535	8,421
Policyholder account balances	628	220	408
Other comprehensive loss	$(61,422)	$(21,498)	$(39,924)
Net income			30,063
Comprehensive loss			$(9,861)

1  The pre-tax amount includes $16.0 million for a one-time refinement in estimate and $5.6 million for the effect on the deferred revenue liability.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2012:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$72,768	$25,469	$47,299
Equity securities	(173)	(61)	(112)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,961	1,036	1,925
Other-than-temporary impairment losses recognized in earnings	(2,526)	(884)	(1,642)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	808	282	526
Net unrealized gains excluding impairment losses	71,352	24,974	46,378
Change in benefit plan obligations	(3,317)	(1,161)	(2,156)
Effect on DAC and VOBA	(17,370)	(6,080)	(11,290)
Future policy benefits	(13,173)	(4,611)	(8,562)
Policyholder account balances	(557)	(195)	(362)
Other comprehensive income	$36,935	$12,927	$24,008
Net income			41,150
Comprehensive income			$65,158

54

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income at December 31, net of tax.

	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA Impact	Future Policy Benefits	Policyholder Account Balances	Total
2014:
Beginning of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170
Other comprehensive income (loss) before reclassification	29,250	1,756	(15,601)	(889)	(6,928)	(242)	7,346
Amounts reclassified from accumulated other comprehensive income	2,616	(996)	—	(96)	—	—	1,524
Net current-period other comprehensive income (loss)	31,866	760	(15,601)	(985)	(6,928)	(242)	8,870
End of year	$110,362	$3,141	$(53,964)	$(18,521)	$(17,406)	$(572)	$23,040

2013:
Beginning of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094
Other comprehensive income (loss) before reclassification	(99,395)	2,412	14,785	30,851	8,421	408	(42,518)
Amounts reclassified from accumulated other comprehensive income	3,396	(737)	—	(65)	—	—	2,594
Net current-period other comprehensive income (loss)	(95,999)	1,675	14,785	30,786	8,421	408	(39,924)
End of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170

55

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the pre-tax and the related income tax expense (benefit) components of the amounts reclassified from the Company's accumulated other comprehensive income to the Company's Consolidated Statements of Comprehensive Income for the years ended December 31.

	2014	2013
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Having impairments recognized in the Consolidated Statements of Comprehensive Income 1	$4,025	$5,225
Income tax expense 2	(1,409)	(1,829)
Net of taxes	2,616	3,396

Having no impairments recognized in the Consolidated Statements of Comprehensive Income 1	(1,533)	(1,133)
Income tax benefit 2	537	396
Net of taxes	(996)	(737)

Reclassification adjustment related to DAC and VOBA 1	(147)	(100)
Income tax benefit 2	51	35
Net of taxes	(96)	(65)

Total pre-tax reclassifications	2,345	3,992
Total income tax expense	(821)	(1,398)
Total reclassification, net taxes	$1,524	$2,594

1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.

2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

18. Earnings Per Share

Due to the Company’s capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding during 2014 was 10,927,705 shares (2013 - 11,005,799 shares; 2012 - 11,095,777 shares).  The number of shares outstanding at year-end 2014 was 10,825,205 (2013 - 10,968,839).

19. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers, and third-party marketing arrangements.  The Old American segment consists of individual insurance products designed largely as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company's broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income, and realized investment gains (losses) to reconcile to the Company's total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Most home office

56

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

functions are fully integrated for all segments in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company’s revenue.

	Individual Insurance 2	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated 2
2014:
Insurance revenues (customer revenues)	$150,929	$57,852	$75,822	$(406)	$284,197
Net investment income	152,986	521	11,461	—	164,968
Realized investment gains (losses)	3,394	—	(25)	—	3,369
Other revenues	12,267	199	19	—	12,485
Total revenues	319,576	58,572	87,277	(406)	465,019

Policyholder benefits	117,511	33,421	52,014	—	202,946
Interest credited to policyholder account balances	76,463	—	—	—	76,463
Amortization of deferred acquisition costs	23,668	—	17,220	—	40,888
Operating expenses	62,653	24,346	15,145	(406)	101,738
Total benefits and expenses	280,295	57,767	84,379	(406)	422,035

Income before income tax expense	39,281	805	2,898	—	42,984
Income tax expense	11,632	282	1,080	—	12,994
Segment net income	$27,649	$523	$1,818	$—	$29,990

Segment assets	$4,184,516	$9,688	$377,663	$—	$4,571,867
Interest expense	—	—	—	—	—

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2  Includes amounts attributable to the American Family reinsurance transaction.

57

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance 2	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated 2
2013:
Insurance revenues (customer revenues)	$173,823	$53,021	$73,535	$(395)	$299,984
Net investment income	157,580	488	11,672	—	169,740
Realized investment gains	3,576	—	296	—	3,872
Other revenues	9,847	147	3	—	9,997
Total revenues	344,826	53,656	85,506	(395)	483,593

Policyholder benefits	136,114	29,144	46,736	—	211,994
Interest credited to policyholder account balances	79,294	—	—	—	79,294
Amortization of deferred acquisition costs	20,440	—	16,788	—	37,228
Operating expenses	71,267	23,702	16,048	(395)	110,622
Total benefits and expenses	307,115	52,846	79,572	(395)	439,138

Income before income tax expense	37,711	810	5,934	—	44,455
Income tax expense	11,974	284	2,134	—	14,392
Segment net income	$25,737	$526	$3,800	$—	$30,063

Segment assets	$4,129,852	$8,731	$371,177	$—	$4,509,760
Interest expense	—	—	—	—	—

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2  Includes amounts attributable to the American Family reinsurance transaction.

58

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2012:
Insurance revenues (customer revenues)	$116,779	$48,823	$70,773	$(392)	$235,983
Net investment income	163,706	524	11,924	—	176,154
Realized investment gains (losses)	19,032	—	(596)	—	18,436
Other revenues	9,196	145	13	—	9,354
Total revenues	308,713	49,492	82,114	(392)	439,927

Policyholder benefits	86,627	26,803	46,748	—	160,178
Interest credited to policyholder account balances	82,043	—	—	—	82,043
Amortization of deferred acquisition costs	14,712	—	13,330	—	28,042
Operating expenses	70,711	23,699	16,151	(392)	110,169
Total benefits and expenses	254,093	50,502	76,229	(392)	380,432

Income (loss) before income tax expense (benefit)	54,620	(1,010)	5,885	—	59,495
Income tax expense (benefit)	16,624	(354)	2,075	—	18,345
Segment net income (loss)	$37,996	$(656)	$3,810	$—	$41,150

Segment assets	$4,134,230	$8,793	$375,980	$—	$4,519,003
Interest expense	4	—	—	—	4

1  Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

The following table provides information about the Company’s customer revenues, net of reinsurance, for the years ended December 31.

	2014	2013	2012
Customer revenues by line of business:
Traditional individual insurance products, net	$107,696	$133,509	$87,266
Interest sensitive products	88,181	86,618	84,904
Variable universal life insurance and annuities	30,468	26,836	14,990
Group life and accident and health products, net	57,852	53,021	48,823
Insurance revenues	$284,197	$299,984	$235,983

59

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

20. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31 are summarized in the table below.

	First	Second	Third	Fourth
2014:
Total revenues	$115,112	$116,539	$115,663	$117,705

Total benefits and expenses	107,148	104,055	104,059	106,773

Net income	5,672	8,625	7,960	7,733

Per common share,
basic and diluted	0.52	0.78	0.73	0.71

2013:
Total revenues	$123,724	$120,898	$119,449	$119,522

Total benefits and expenses	116,180	104,858	108,643	109,457

Net income	5,312	10,975	7,234	6,542

Per common share,
basic and diluted	0.48	1.00	0.65	0.60

21. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2014	2013	2012

Net gain from operations	$27,167	$535	$32,102

Net income	27,124	335	46,474

Capital and surplus	339,137	330,599	327,444

The increases in net gain from operations and net income in 2014 were driven primarily by the statutory accounting treatment of the American Family transaction in 2013.

Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2014 in the above table includes capital and surplus of $22.0 million and $32.3 million for each of those entities, respectively.

Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Kansas City Life, as the parent company, believes it has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, the Company believes that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2015 is $33.9 million, 10% of December 31, 2014 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2015 is $2.3 million, which is 10% of December 31, 2014 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2015 is $5.4 million, the statutory net gain from operations for the preceding year.  Each of the individual insurance enterprises believes that the statutory limitations impose no practical restrictions on any of its dividend payment plans.

60

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies is within the range of approximately 750% to 900%, well in excess of the control level at December 31, 2014.

The Company is required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.2 million at December 31, 2014 (2013 - $12.5 million; 2012 - $12.7 million).

22. Commitments

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2014, the Company had purchase commitments to fund mortgage loans of $30.1 million.

Subsequent to December 31, 2014 the Company entered into commitments to fund additional mortgage loans of $13.4 million.

23. Contingent Liabilities

The Company and its subsidiaries are, from time to time, involved in litigation, both as a defendant and as a plaintiff.  The life insurance industry, including the Company and its insurance subsidiaries, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

The Company's subsidiary broker-dealer/investment advisor has been involved in a business that involves a substantial risk of liability.  Legal and other proceedings involving financial services firms, including the Company's subsidiary, continue to have a significant impact on the industry.  Significant matters over the last few years have included registered representative activity and certain types of securities products (particularly private placements and real estate investment products).

The Company and its subsidiaries are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against the Company, its subsidiaries, or its employees, any of which could have a material adverse effect on the Company's financial condition or results of operations.

Certain policies, contracts, and annuities offered by the Company and certain products offered by its broker-dealer/investment advisor subsidiary are subject to regulation under federal and state securities laws. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC, the Financial Industry Regulatory Authority ("FINRA"), or a state securities regulator examine or investigate the activities of broker-dealers and/or investment advisors, including the Company's affiliated broker-dealer/ investment advisor subsidiary.  It is possible that the results of any examination may lead to changes in systems or procedures, payments of fines and penalties, payments to customers, or a combination thereof, any of which could have a material adverse effect on the Company's financial condition or results of operations.

The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  The focus of the activity has related to the industry's compliance with state unclaimed property and escheatment laws.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  It is possible that audits and/or the enactment of new state laws could result in identifying payments to beneficiaries more quickly than under the current legislative and regulatory standards established for life insurance claims or may provide for additional escheatment of funds deemed abandoned under state laws.  The audits could also result in administrative penalties.  Given the legal and regulatory uncertainty in this area, it is also possible that life insurers, including the Company, may be subject to claims concerning their business practices.  Based on its analysis to date, the Company believes that it has sufficiently reviewed its existing business and has adequately reserved for contingencies from a change in statute or regulation.  Additional costs that cannot be reasonably estimated as of the date of this filing are possible as a result of ongoing regulatory developments and other future requirements related to this matter.  Any resulting additional payments or costs could be significant and could have a material adverse effect on the Company's financial condition or results of operations.

61

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In addition to the specific items above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these regulatory matters, legal actions, and other claims would not have a material effect on the Company's business, results of operations, or financial position.

In accordance with applicable accounting guidelines, the Company establishes an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.

While the Company makes every effort to appropriately accrue liability for litigation and other legal proceedings, the outcome of such matters (including any amount of settlement, judgment, or fine) is inherently difficult to predict.  This difficulty arises from the need to gather all relevant facts (which may or may not be available) and to apply those facts to complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, the results of its operations, or its cash flows.  However, an adverse development or an increase in associated legal fees could be material in a particular period depending, in part, on the Company's operating results in that period.

24. Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

25. Subsequent Events

On January 26, 2015, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 11, 2015 to stockholders of record on February 5, 2015.

62

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014.  In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. We also have audited the Company’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).. The Company’s management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Assessment of Internal Control Over Financial Reporting.  Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects.  Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk.  Our audits also included performing such other procedures as we considered necessary in the circumstances.  We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.  Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.  Also in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

As discussed in note 3 to the consolidated financial statements, effective December 31, 2014, the Company changed its method of accounting for certain investments in qualified affordable housing projects by electing to use the proportional amortization method for such investments due to the retrospective adoption of Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects.

/s/ KPMG LLP

Kansas City, Missouri
February 27, 2015

63

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone: (816) 753-7000
Fax: (816) 753-4902
Internet: www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 23, 2015 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
At January 31, 2015, Kansas City Life had approximately 3,023 security holders, including individual participants in security position listings.

64

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods.  The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

	High	Low	Dividends Paid
2014:
First quarter	$50.62	$43.60	$0.27
Second quarter	48.68	40.62	0.27
Third quarter	46.99	43.29	0.27
Fourth quarter	49.82	43.90	0.27
			$1.08
2013:
First quarter	$39.93	$36.35	$0.27
Second quarter	39.06	34.01	0.27
Third quarter	45.31	38.10	0.27
Fourth quarter	49.95	43.15	0.27
			$1.08

On January 26, 2015, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 11, 2015 to stockholders of record on February 5, 2015.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown, or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash.  As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

65

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2014 and 2013

TABLE OF CONTENTS Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2014

			Century II Variable Annuity		Century II Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II	633,665	$5.55	171,230	$20.224	3,947	$13.630	$3,517	$4,572
High Income Bond Fund II	689,006	6.91	155,783	27.357	22,691	22.005	4,761	4,696
Prime Money Fund II	4,267,362	1.00	325,850	12.268	27,917	9.653	4,267	4,267

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	237,397	29.11	209,079	32.767	2,206	27.085	6,911	4,386
Growth Series - Initial Class Shares	215,836	39.75	239,354	35.637	1,650	30.106	8,579	5,158
Total Return Series - Initial Class Shares	305,690	24.31	199,245	32.800	46,670	19.203	7,431	6,113
Research Bond Series - Initial Class Shares	1,143,097	13.50	668,649	22.472	26,560	15.287	15,432	14,462
Utilities Series - Initial Class Shares	476,550	33.96	231,169	65.913	21,429	44.172	16,184	12,959

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	584,752	10.01	285,884	19.724	13,349	16.077	5,853	6,101

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	268,712	15.72	147,784	28.066	2,244	34.069	4,224	3,425
VP International Fund - Class I	1,065,869	9.98	441,355	23.817	5,937	21.188	10,637	8,986
VP Value Fund - Class I	1,458,412	9.41	806,660	16.654	11,408	25.404	13,724	9,190
VP Income & Growth Fund - Class I	152,051	10.11	119,082	12.108	3,950	24.134	1,537	1,081
VP Ultra® Fund - Class I	92,378	16.13	71,270	20.671	838	20.078	1,490	913
VP Mid Cap Value Fund - Class I	40,648	19.84	38,758	19.798	2,019	19.374	806	667

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	742,740	10.39	555,633	13.349	23,186	12.968	7,717	8,171

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	87,019	49.51	175,742	24.486	230	22.127	4,308	3,183
Opportunistic Small Cap Portfolio - Initial Shares	130,884	47.78	290,160	21.468	1,273	19.311	6,254	4,615

Dreyfus Stock Index Fund, Inc. - Initial Shares	501,348	44.99	865,808	25.273	27,444	24.553	22,556	15,606

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	15,903	45.97	15,972	44.994	519	23.908	731	525

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	45,193	26.75	43,759	26.467	2,009	25.259	1,209	775
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	252,164	24.06	181,972	32.112	7,205	31.021	6,067	4,118
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	538,395	11.41	186,616	31.838	6,522	30.925	6,143	3,907

See accompanying Notes to Financial Statements

1

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2014

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	239,240	15.95	169,853	21.982	4,276	19.198	3,816	3,516
Franklin Small-Mid Cap Growth VIP Fund - Class 2	45,325	23.56	85,332	12.353	510	26.938	1,068	956
Templeton Developing Markets VIP Fund - Class 2	511,948	9.20	221,644	20.862	3,102	27.682	4,710	5,096
Templeton Foreign VIP Fund - Class 2	445,859	15.05	221,661	29.397	9,287	20.892	6,711	6,402

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	1,035,038	14.87	632,986	23.930	11,961	20.377	15,391	14,494

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	7,575	54.88	57,700	6.698	1,469	19.910	416	282
V.I. Technology Fund - Series I Shares	26,134	19.75	121,338	4.155	487	24.571	516	441
V.I. Core Equity Fund - Series I Shares	17,384	41.01	62,781	11.356	-	22.869	713	470

Columbia Funds Variable Insurance Trust I
Mid-Cap Growth Opportunity Fund (Class 2)	218,863	19.20	386,493	10.696	2,747	24.808	4,202	3,629

Columbia Funds Variable Series Trust II
Seligman Global Technology Fund (Class 2)	66,313	29.10	120,406	15.125	2,843	38.197	1,930	1,248
Select Smaller-Cap Value Fund (Class 2)	60,341	19.38	40,066	28.521	963	27.703	1,169	821

Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	119,051	36.70	283,137	15.020	7,905	14.734	4,369	2,879

Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	47,896	10.99	31,683	11.922	12,711	11.695	526	515
VIP Freedom 2010 Portfolio - Service Class 2	59,002	12.38	44,377	12.736	13,227	12.494	731	657
VIP Freedom 2015 Portfolio - Service Class 2	106,232	12.52	93,181	12.686	11,887	12.445	1,330	1,210
VIP Freedom 2020 Portfolio - Service Class 2	590,398	12.70	595,392	12.462	6,404	12.225	7,498	6,417
VIP Freedom 2025 Portfolio - Service Class 2	55,431	13.09	49,864	12.945	6,306	12.699	726	659
VIP Freedom 2030 Portfolio - Service Class 2	151,205	12.95	155,926	12.532	323	12.294	1,958	1,684
VIP Freedom 2035 Portfolio - Service Class 2	22,126	19.43	29,204	14.721	-	14.550	430	394
VIP Freedom 2040 Portfolio - Service Class 2	27,173	18.59	34,157	14.789	-	14.617	505	478
VIP Freedom 2045 Portfolio - Service Class 2	5,692	18.43	7,051	14.878	-	14.706	105	88
VIP Freedom 2050 Portfolio - Service Class 2	16,749	16.80	16,993	14.912	1,899	14.739	281	256

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	699,150	11.62	721,383	11.024	15,698	10.950	8,124	7,708
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,398,460	11.97	1,449,303	11.443	13,615	11.367	16,740	15,652
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	4,077,645	11.76	4,110,730	11.597	24,225	11.520	47,953	44,905
Total Net Assets							$292,256	$248,733

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
DECEMBER 31, 2014
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable InsuranceTrust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$64	306	-	57	9	147	459	339	194
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	52	74	77	99	120	111	229	228	87
Net Investment Income (Loss)	12	232	(77)	(42)	(111)	36	230	111	107
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(161)	39	-	542	681	322	282	992	(24)
Capital Gains Distributions	702	-	-	519	573	206	-	595	-
Unrealized Appreciation (Depreciation)	(642)	(201)	-	(445)	(532)	(56)	197	(45)	39
Net Gain (Loss) on Investments	(101)	(162)	-	616	722	472	479	1,542	15

Change in Net Assets from Operations	$(89)	70	(77)	574	611	508	709	1,653	122

See accompanying Notes to Financial Statements

3

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	190	215	31	6	7	104	82	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	58	158	196	21	21	8	114	63	86
Net Investment Income (Loss)	(58)	32	19	10	(15)	(1)	(10)	19	(86)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	217	548	1,097	60	156	23	(91)	216	265
Capital Gains Distributions	815	-	-	-	-	29	206	121	-
Unrealized Appreciation (Depreciation)	(700)	(1,365)	404	84	(17)	27	68	(73)	(172)
Net Gain (Loss) on Investments	332	(817)	1,501	144	139	79	183	264	93

Change in Net Assets from Operations	$274	(785)	1,520	154	124	78	173	283	7

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$390	7	11	8	48	17	-	75	131
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	316	10	16	79	85	55	14	70	100
Net Investment Income (Loss)	74	(3)	(5)	(71)	(37)	(38)	(14)	5	31
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	1,530	30	100	409	562	18	40	(1)	267
Capital Gains Distributions	267	47	-	461	326	-	193	-	-
Unrealized Appreciation (Depreciation)	618	(1)	37	(338)	(92)	511	(156)	(496)	(1,191)
Net Gain (Loss) on Investments	2,415	76	137	532	796	529	77	(497)	(924)

Change in Net Assets from Operations	$2,489	73	132	461	759	491	63	(492)	(893)

See accompanying Notes to Financial Statements

5

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Investment Income:
Income:
Dividend Distributions	$148	-	-	7	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	214	6	6	11	61	24	16
Net Investment Income (Loss)	(66)	(6)	(6)	(4)	(61)	(24)	(16)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	472	17	15	106	117	241	80
Capital Gains Distributions	1,433	-	42	4	-	136	-
Unrealized Appreciation (Depreciation)	(1,062)	15	(7)	(56)	183	6	(21)
Net Gain (Loss) on Investments	843	32	50	54	300	383	59

Change in Net Assets from Operations	$777	26	44	50	239	359	43

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$31	7	10	19	107	10	26	5	7
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	60	9	10	20	109	9	25	3	5
Net Investment Income (Loss)	(29)	(2)	-	(1)	(2)	1	1	2	2
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	430	9	23	20	189	6	28	1	8
Capital Gains Distributions	86	6	9	24	138	12	36	4	5
Unrealized Appreciation (Depreciation)	(80)	(2)	(12)	(1)	(86)	(3)	(6)	1	(2)
Net Gain (Loss) on Investments	436	13	20	43	241	15	58	6	11

Change in Net Assets from Operations	$407	11	20	42	239	16	59	8	13

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$1	4	83	163	402	$3,927
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	4	114	215	574	4,043
Net Investment Income (Loss)	-	-	(31)	(52)	(172)	(116)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	2	121	188	368	10,560
Capital Gains Distributions	2	4	67	185	-	7,253
Unrealized Appreciation (Depreciation)	1	2	(37)	(142)	(290)	(6,136)
Net Gain (Loss) on Investments	3	8	151	231	78	11,677

Change in Net Assets from Operations	$3	8	120	179	(94)	$11,561

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2014
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$12	232	(77)	(42)	(111)	36	230	111	107
Net Realized Gain (Loss) and Capital Gains Distributions	541	39	-	1,061	1,254	528	282	1,587	(24)
Unrealized Appreciation (Depreciation)	(642)	(201)	-	(445)	(532)	(56)	197	(45)	39
Change in Net Assets from Operations	(89)	70	(77)	574	611	508	709	1,653	122

Deposits	77	224	26,002	170	348	308	402	906	138

Payments and Withdrawals:
Death Benefits	20	49	13	55	25	348	92	101	61
Withdrawals	432	508	774	1,036	1,096	945	1,577	2,473	611
Administrative Fees	2	3	35	4	6	4	109	9	39
Net Transfers to (from) Fixed Account	(178)	198	25,607	134	38	(69)	820	(989)	75
Payments and Withdrawals	276	758	26,429	1,229	1,165	1,228	2,598	1,594	786

Net Assets:
Net Increase (Decrease)	(288)	(464)	(504)	(485)	(206)	(412)	(1,487)	965	(526)
Beginning of Year	3,805	5,225	4,771	7,396	8,785	7,843	16,919	15,219	6,379

End of Year	$3,517	4,761	4,267	6,911	8,579	7,431	15,432	16,184	5,853

See accompanying Notes to Financial Statements

9

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(58)	32	19	10	(15)	(1)	(10)	19	(86)
Net Realized Gain (Loss) and Capital Gains Distributions	1,032	548	1,097	60	156	52	115	337	265
Unrealized Appreciation (Depreciation)	(700)	(1,365)	404	84	(17)	27	68	(73)	(172)
Change in Net Assets from Operations	274	(785)	1,520	154	124	78	173	283	7

Deposits	229	282	474	25	31	143	153	66	197

Payments and Withdrawals:
Death Benefits	54	24	25	7	-	14	15	24	18
Withdrawals	539	1,272	1,550	156	172	66	1,171	478	735
Administrative Fees	4	53	75	1	7	-	55	3	4
Net Transfers to (from) Fixed Account	(135)	(434)	914	(13)	107	(231)	154	136	(498)
Payments and Withdrawals	462	915	2,564	151	286	(151)	1,395	641	259

Net Assets:
Net Increase (Decrease)	41	(1,418)	(570)	28	(131)	372	(1,069)	(292)	(55)
Beginning of Year	4,183	12,055	14,294	1,509	1,621	434	8,786	4,600	6,309

End of Year	$4,224	10,637	13,724	1,537	1,490	806	7,717	4,308	6,254

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$74	(3)	(5)	(71)	(37)	(38)	(14)	5	31
Net Realized Gain (Loss) and Capital Gains Distributions	1,797	77	100	870	888	18	233	(1)	267
Unrealized Appreciation (Depreciation)	618	(1)	37	(338)	(92)	511	(156)	(496)	(1,191)
Change in Net Assets from Operations	2,489	73	132	461	759	491	63	(492)	(893)

Deposits	587	13	12	227	156	100	49	136	241

Payments and Withdrawals:
Death Benefits	65	1	3	5	4	5	1	2	32
Withdrawals	2,452	70	200	558	740	462	187	595	875
Administrative Fees	80	1	1	24	29	16	2	17	38
Net Transfers to (from) Fixed Account	1,030	(30)	(121)	(316)	165	404	(140)	(483)	(816)
Payments and Withdrawals	3,627	42	83	271	938	887	50	131	129

Net Assets:
Net Increase (Decrease)	(551)	44	61	417	(23)	(296)	62	(487)	(781)
Beginning of Year	23,107	687	1,148	5,650	6,166	4,112	1,006	5,197	7,492

End of Year	$22,556	731	1,209	6,067	6,143	3,816	1,068	4,710	6,711

See accompanying Notes to Financial Statements

11

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(66)	(6)	(6)	(4)	(61)	(24)	(16)
Net Realized Gain (Loss) and Capital Gains Distributions	1,905	17	57	110	117	377	80
Unrealized Appreciation (Depreciation)	(1,062)	15	(7)	(56)	183	6	(21)
Change in Net Assets from Operations	777	26	44	50	239	359	43

Deposits	347	21	29	16	83	161	32

Payments and Withdrawals:
Death Benefits	29	-	-	2	5	-	-
Withdrawals	1,844	33	24	219	554	400	202
Administrative Fees	26	-	1	-	25	2	2
Net Transfers to (from) Fixed Account	(459)	(6)	(48)	43	188	(73)	(72)
Payments and Withdrawals	1,440	27	(23)	264	772	329	132

Net Assets:
Net Increase (Decrease)	(316)	20	96	(198)	(450)	191	(57)
Beginning of Year	15,707	396	420	911	4,652	1,739	1,226

End of Year	$15,391	416	516	713	4,202	1,930	1,169

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(29)	(2)	-	(1)	(2)	1	1	2	2
Net Realized Gain (Loss) and Capital Gains Distributions	516	15	32	44	327	18	64	5	13
Unrealized Appreciation (Depreciation)	(80)	(2)	(12)	(1)	(86)	(3)	(6)	1	(2)
Change in Net Assets from Operations	407	11	20	42	239	16	59	8	13

Deposits	118	54	10	15	408	78	122	36	111

Payments and Withdrawals:
Death Benefits	11	48	9	-	-	-	-	-	-
Withdrawals	598	28	70	155	575	44	63	4	32
Administrative Fees	23	3	2	5	41	1	2	-	1
Net Transfers to (from) Fixed Account	(31)	221	(278)	(16)	466	(142)	(99)	(196)	(205)
Payments and Withdrawals	601	300	(197)	144	1,082	(97)	(34)	(192)	(172)

Net Assets:
Net Increase (Decrease)	(76)	(235)	227	(87)	(435)	191	215	236	296
Beginning of Year	4,445	761	504	1,417	7,933	535	1,743	194	209

End of Year	$4,369	526	731	1,330	7,498	726	1,958	430	505

See accompanying Notes to Financial Statements

13

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	(31)	(52)	(172)	$(116)
Net Realized Gain (Loss) and Capital Gains Distributions	2	6	188	373	368	17,813
Unrealized Appreciation (Depreciation)	1	2	(37)	(142)	(290)	(6,136)
Change in Net Assets from Operations	3	8	120	179	(94)	11,561

Deposits	12	44	755	857	2,376	37,381

Payments and Withdrawals:
Death Benefits	-	-	9	481	261	1,918
Withdrawals	-	12	289	237	2,059	29,172
Administrative Fees	-	1	79	146	431	1,412
Net Transfers to (from) Fixed Account	-	(24)	(589)	(2,947)	(17,246)	3,816
Payments and Withdrawals	-	(11)	(212)	(2,083)	(14,495)	36,318

Net Assets:
Net Increase (Decrease)	15	63	1,087	3,119	16,777	12,624
Beginning of Year	90	218	7,037	13,621	31,176	279,632

End of Year	$105	281	8,124	16,740	47,953	$292,256

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2013
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust			MFS® Variable Insurance TrustII
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(16)	274	(69)	(76)	(93)	27	(42)	138	628
Net Realized Gain (Loss) and Capital Gains Distributions	8	65	-	533	593	173	352	1,181	59
Unrealized Appreciation (Depreciation)	514	(68)	-	1,397	1,895	984	(717)	1,315	(675)
Change in Net Assets from Operations	506	271	(69)	1,854	2,395	1,184	(407)	2,634	12

Deposits	112	317	14,613	156	258	286	489	575	264

Payments and Withdrawals:
Death Benefits	18	20	803	18	28	32	88	186	42
Withdrawals	276	580	587	937	881	883	1,039	2,002	550
Administrative Fees	3	3	30	5	6	4	119	10	40
Net Transfers to (from) Fixed Account	(36)	(338)	13,761	175	44	(234)	(198)	409	(136)
Payments and Withdrawals	261	265	15,181	1,135	959	685	1,048	2,607	496

Net Assets:
Net Increase (Decrease)	357	323	(637)	875	1,694	785	(966)	602	(220)
Beginning of Year	3,448	4,902	5,408	6,521	7,091	7,058	17,885	14,617	6,599

End of Year	$3,805	5,225	4,771	7,396	8,785	7,843	16,919	15,219	6,379

See accompanying Notes to Financial Statements

15

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2013
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(59)	37	30	11	(13)	(1)	20	24	(77)
Net Realized Gain (Loss) and Capital Gains Distributions	560	524	905	48	154	48	378	288	141
Unrealized Appreciation (Depreciation)	577	1,665	2,721	339	342	62	(1,341)	508	2,036
Change in Net Assets from Operations	1,078	2,226	3,656	398	483	109	(943)	820	2,100

Deposits	118	342	318	44	30	39	261	123	185

Payments and Withdrawals:
Death Benefits	57	72	76	5	-	-	47	9	9
Withdrawals	868	972	998	188	215	145	1,199	599	434
Administrative Fees	4	58	81	1	9	-	59	3	4
Net Transfers to (from) Fixed Account	89	1,253	2,125	(29)	230	(59)	(574)	337	259
Payments and Withdrawals	1,018	2,355	3,280	165	454	86	731	948	706

Net Assets:
Net Increase (Decrease)	178	213	694	277	59	62	(1,413)	(5)	1,579
Beginning of Year	4,005	11,842	13,600	1,232	1,562	372	10,199	4,605	4,730

End of Year	$4,183	12,055	14,294	1,509	1,621	434	8,786	4,600	6,309

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$91	(2)	-	(46)	(22)	130	(12)	31	72
Net Realized Gain (Loss) and Capital Gains Distributions	1,402	29	124	692	894	(9)	89	43	289
Unrealized Appreciation (Depreciation)	4,291	142	215	1,243	813	(89)	197	(186)	1,088
Change in Net Assets from Operations	5,784	169	339	1,889	1,685	32	274	(112)	1,449

Deposits	753	19	47	115	136	209	30	128	199

Payments and Withdrawals:
Death Benefits	103	-	6	14	30	24	-	39	33
Withdrawals	1,750	69	98	661	1,006	473	69	702	705
Administrative Fees	93	1	1	27	34	18	1	18	41
Net Transfers to (from) Fixed Account	2,172	(52)	309	981	923	(275)	16	(74)	1,054
Payments and Withdrawals	4,118	18	414	1,683	1,993	240	86	685	1,833

Net Assets:
Net Increase (Decrease)	2,419	170	(28)	321	(172)	1	218	(669)	(185)
Beginning of Year	20,688	517	1,176	5,329	6,338	4,111	788	5,866	7,677

End of Year	$23,107	687	1,148	5,650	6,166	4,112	1,006	5,197	7,492

See accompanying Notes to Financial Statements

17

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2013
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(47)	(3)	(6)	-	(65)	(26)	(17)
Net Realized Gain (Loss) and Capital Gains Distributions	933	14	57	139	1,639	263	96
Unrealized Appreciation (Depreciation)	1,193	108	33	103	(391)	152	385
Change in Net Assets from Operations	2,079	119	84	242	1,183	389	464

Deposits	588	7	21	23	97	66	37

Payments and Withdrawals:
Death Benefits	115	-	1	-	20	9	3
Withdrawals	1,282	71	57	443	463	499	264
Administrative Fees	24	-	1	1	28	3	2
Net Transfers to (from) Fixed Account	228	13	38	(88)	714	86	200
Payments and Withdrawals	1,649	84	97	356	1,225	597	469

Net Assets:
Net Increase (Decrease)	1,018	42	8	(91)	55	(142)	32
Beginning of Year	14,689	354	412	1,002	4,597	1,881	1,194

End of Year	$15,707	396	420	911	4,652	1,739	1,226

See accompanying Notes to Financial Statements

18

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2013
(in thousands)

	Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(31)	1	1	2	10	2	2	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	585	8	45	53	223	19	43	4	2
Unrealized Appreciation (Depreciation)	646	16	5	109	776	47	237	31	29
Change in Net Assets from Operations	1,200	25	51	164	1,009	68	282	36	32

Deposits	108	4	3	8	136	63	89	21	45

Payments and Withdrawals:
Death Benefits	16	-	-	-	-	-	-	-	-
Withdrawals	1,127	108	16	179	600	53	92	9	3
Administrative Fees	25	3	2	6	41	1	2	-	-
Net Transfers to (from) Fixed Account	464	(209)	82	(113)	77	(129)	(70)	(4)	(77)
Payments and Withdrawals	1,632	(98)	100	72	718	(75)	24	5	(74)

Net Assets:
Net Increase (Decrease)	(324)	127	(46)	100	427	206	347	52	151
Beginning of Year	4,769	634	550	1,317	7,506	329	1,396	142	58

End of Year	$4,445	761	504	1,417	7,933	535	1,743	194	209

See accompanying Notes to Financial Statements

19

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
DECEMBER 31, 2013
(in thousands)

	Fidelity® Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	(35)	(58)	(74)	$643
Net Realized Gain (Loss) and Capital Gains Distributions	4	3	40	98	128	13,959
Unrealized Appreciation (Depreciation)	15	32	347	1,025	2,821	26,987
Change in Net Assets from Operations	19	35	352	1,065	2,875	41,589

Deposits	10	61	946	967	2,037	25,503

Payments and Withdrawals:
Death Benefits	-	-	182	-	-	2,105
Withdrawals	28	8	193	306	344	25,031
Administrative Fees	-	-	61	101	233	1,207
Net Transfers to (from) Fixed Account	-	(21)	(1,386)	(5,425)	(14,317)	2,195
Payments and Withdrawals	28	(13)	(950)	(5,018)	(13,740)	30,538

Net Assets:
Net Increase (Decrease)	1	109	2,248	7,050	18,652	36,554
Beginning of Year	89	109	4,789	6,571	12,524	243,078

End of Year	$90	218	7,037	13,621	31,176	$279,632

See accompanying Notes to Financial Statements

20

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as follows:
•	Century II Variable Annuity;
•	Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
•	Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
•	Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 48 series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business KCL may conduct.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

21

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Federated Managed Tail Risk Fund II	The investment objective is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II	The investment objective is to seek high current income.

Federated Prime Money Fund II	The investment objective is to seek current income consistent with stability of principal and liquidity.

MFS® Variable Insurance Trust
MFS® Research Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS® Growth Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS® Total Return Series – Initial Class Shares	The investment objective is to seek total return.

MFS® Research Bond Series – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Utilities Series – Initial Class Shares	The investment objective is to seek total return.

MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	The investment objective is to seek capital growth.

American Century VP International Fund – Class I	The investment objective is to seek capital growth.

American Century VP Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is to seek current income.

American Century VP Income & Growth Fund – Class I	The investment objective is to seek capital growth by investing in common stocks. The secondary objective is to seek current income.

American Century VP Ultra® Fund – Class I	The investment objective is to seek long-term capital growth.

American Century VP Mid Cap Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is to seek current income.

22

 Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund - Class II	The investment objective is to seek long-term total returns using a strategy to protect against U.S. inflation.

Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	The investment objective is to seek long-term capital growth consistent with the preservation of capital. The secondary objective is to seek current income.

Opportunistic Small Cap Portfolio – Initial Shares	The investment objective is to seek capital growth.

Dreyfus Stock Index Fund, Inc. – Initial Shares	The investment objective is to seek to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	The investment objective is to seek capital growth, with current income as a secondary objective.

JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	The investment objective is to seek high total return from a portfolio of selected equity securities.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	The investment objective is to seek capital growth over the long term.

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	The investment objective is to seek capital appreciation with the secondary objective of achieving current income by investing primarily in equity securities.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	The investment objective is to seek high total return.

Franklin Small-Mid Cap Growth VIP Fund - Class 2	The investment objective is to seek long-term capital growth.

Templeton Developing Markets VIP Fund - Class 2	The investment objective is to seek long-term capital appreciation.

Templeton Foreign VIP Fund - Class 2	The investment objective is to seek long-term capital growth.

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	The investment objective is to seek high long-term total return through growth and current income.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	The investment objective is to seek capital growth.

Invesco V.I. Technology Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

23

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Invesco V.I. Core Equity Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	The investment objective is to seek growth of capital.

Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	The investment objective is to seek long-term capital appreciation.

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	The investment objective is to seek long-term capital growth.

Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	The investment objective is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation beyond its target date.

VIP Freedom 2015 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

24

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

VIP Freedom 2050 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	The investment objective is to seek income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

25

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2014, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Franklin Global Real Estate Securities Fund – Class 2	Franklin Global Real Estate VIP Fund – Class 2	May 1, 2014

Franklin Small-Mid Cap Growth Securities Fund – Class 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2	May 1, 2014

Templeton Developing Markets Securities Fund – Class 2	Templeton Developing Markets VIP Fund – Class 2	May 1, 2014

Templeton Foreign Securities Fund – Class 2	Templeton Foreign VIP Fund - Class 2	May 1, 2014

There were no funds that merged during the year ended December 31, 2014.  During the year ended December 31, 2013, two funds were merged.  The fund names and effective date of the mergers are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2)	April 29, 2013

MFS® Strategic Income Series	MFS® Strategic Income Portfolio	August 19, 2013

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt and equity securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

26

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset values (NAV) as provided by the mutual fund sponsors at the end of each trading day.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers. Certain contracts, including insurance contracts, are specifically excluded from this guidance. This guidance is effective for public entities for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The Account is currently evaluating this guidance.

All other new accounting standards and updates of existing standards issued in 2014 and 2013 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 30, 2015, the date that the financial statements have been issued.

27

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2.      Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2014	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II	$1,135	$620
Federated High Income Bond Fund II	987	1,289
Federated Prime Money Fund II	39,683	40,187
MFS® Research Series - Initial Class Shares	827	1,409
MFS® Growth Series - Initial Class Shares	1,290	1,645
MFS® Total Return Series - Initial Class Shares	1,208	1,886
MFS® Research Bond Series - Initial Class Shares	2,206	4,172
MFS® Utilities Series - Initial Class Shares	4,197	4,179
MFS® Strategic Income Portfolio - Initial Class Shares	852	1,393
American Century VP Capital Appreciation Fund - Class I	1,441	917
American Century VP International Fund - Class I	1,974	2,575
American Century VP Value Fund - Class I	1,518	3,589
American Century VP Income & Growth Fund - Class I	118	234
American Century VP Ultra® Fund - Class I	155	425
American Century VP Mid Cap Value Fund - Class I	433	111
American Century VP Inflation Protection Fund - Class II	1,170	2,216
Dreyfus Appreciation Portfolio - Initial Shares	432	867
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	922	1,070
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,760	5,459
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	125	110
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	223	299
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,575	1,229
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	1,100	1,593
Franklin Global Real Estate VIP Fund - Class 2	441	1,266
Franklin Small-Mid Cap Growth VIP Fund - Class 2	413	235
Templeton Developing Markets VIP Fund - Class 2	1,372	1,362
Templeton Foreign VIP Fund - Class 2	1,744	1,601
Calamos Growth and Income Portfolio	4,198	3,924
Invesco V.I. American Franchise Fund - Series I Shares	44	56
Invesco V.I. Technology Fund - Series I Shares	167	79
Invesco V.I. Core Equity Fund - Series I Shares	71	319
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	456	1,206
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	577	633
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	175	291
Fidelity® VIP Contrafund® Portfolio - Service Class 2	777	1,203
Fidelity® VIP Freedom Income Portfolio - Service Class 2	185	427
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	353	137
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	80	186
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	736	1,274
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	303	115
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	368	175
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	242	8
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	381	91
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	15	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	76	17
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3,004	2,001
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5,145	2,072
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	21,149	4,450
Total	$108,803	$100,603

28

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2013	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Managed Tail Risk Fund II	$345	$434
Federated High Income Bond Fund II	2,134	1,807
Federated Prime Money Fund II	38,514	39,150
MFS® Research Series - Initial Class Shares	536	1,573
MFS ®Growth Series - Initial Class Shares	686	1,421
MFS® Total Return Series - Initial Class Shares	969	1,342
MFS® Research Bond Series - Initial Class Shares	3,524	4,049
MFS® Utilities Series - Initial Class Shares	2,810	4,423
MFS® Strategic Income Portfolio - Initial Class Shares	1,872	1,477
American Century VP Capital Appreciation Fund - Class I	521	1,314
American Century VP International Fund - Class I	1,050	3,025
American Century VP Value Fund - Class I	1,273	4,205
American Century VP Income & Growth Fund - Class I	200	311
American Century VP Ultra® Fund - Class I	140	577
American Century VP Mid Cap Value Fund - Class I	141	183
American Century VP Inflation Protection Fund - Class II	2,583	2,681
Dreyfus Appreciation Portfolio - Initial Shares	537	1,327
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	328	927
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,815	5,842
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	125	127
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	138	505
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	575	2,189
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	746	2,552
Franklin Global Real Estate Securities Fund - Class 2	1,474	1,375
Franklin Small-Mid Cap Growth Securities Fund - Class 2	165	179
Templeton Developing Markets Securities Fund - Class 2	1,461	1,987
Templeton Foreign Securities Fund - Class 2	874	2,435
Calamos Growth and Income Portfolio	2,072	2,496
Invesco V.I. American Franchise Fund - Series I Shares	16	96
Invesco V.I. Technology Fund - Series I Shares	112	162
Invesco V.I. Core Equity Fund - Series I Shares	163	496
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	1,775	1,431
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	197	735
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	114	562
Fidelity® VIP Contrafund® Portfolio - Service Class 2	477	2,031
Fidelity® VIP Freedom Income Portfolio - Service Class 2	268	159
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	143	235
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	448	489
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	665	1,132
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	247	99
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	285	197
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	35	14
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	127	6
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	12	29
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	99	24
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3,014	1,153
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	7,613	1,686
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	17,359	1,657
Total	$101,777	$102,306

29

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

3.      Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2014 all assets measured at fair value on a recurring basis totaling $292,256,000 were Level 2 assets.  The Account did not have any transfers between Level 1, Level 2 or Level 3 during the years ended December 31, 2014 and 2013.

NAV of the investments in mutual funds are calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

30

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

4.      Expenses and Deductions

Century II Variable Annuity

During 2014, $235,000 (2013 - $208,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2014, other fees and charges totaled $5,323,000 (2013 - $4,784,000) and the largest component was the annual administrative fee.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

Century II Freedom Annuity

During 2014, $132,000 (2013 - $110,000) was assessed in other contract charges composed of mortality and expense risk charges and administration charge.  The largest component is the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

31

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2014:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Managed Tail Risk Fund II	$51	$1	$52
Federated High Income Bond Fund II	65	9	74
Federated Prime Money Fund II	72	5	77
MFS® Research Series - Initial Class Shares	98	1	99
MFS® Growth Series - Initial Class Shares	119	1	120
MFS® Total Return Series - Initial Class Shares	96	15	111
MFS® Research Bond Series - Initial Class Shares	222	7	229
MFS® Utilities Series - Initial Class Shares	216	12	228
MFS® Strategic Income Portfolio - Initial Class Shares	83	4	87
American Century VP Capital Appreciation Fund - Class I	57	1	58
American Century VP International Fund - Class I	156	2	158
American Century VP Value Fund - Class I	191	5	196
American Century VP Income & Growth Fund - Class I	20	1	21
American Century VP Ultra® Fund - Class I	21	-	21
American Century VP Mid Cap Value Fund - Class I	8	-	8
American Century VP Inflation Protection Fund - Class II	109	5	114
Dreyfus Appreciation Portfolio - Initial Shares	63	-	63
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	86	-	86
Dreyfus Stock Index Fund, Inc. - Initial Shares	306	10	316
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	10	-	10
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	15	1	16
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	76	3	79
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	82	3	85
Franklin Global Real Estate VIP Fund - Class 2	54	1	55
Franklin Small-Mid Cap Growth VIP Fund - Class 2	14	-	14
Templeton Developing Markets VIP Fund - Class 2	68	2	70
Templeton Foreign VIP Fund - Class 2	97	3	100
Calamos Growth and Income Portfolio	210	4	214
Invesco V.I. American Franchise Fund - Series I Shares	6	-	6
Invesco V.I. Technology Fund - Series I Shares	6	-	6
Invesco V.I. Core Equity Fund - Series I Shares	11	-	11
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	60	1	61
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	22	2	24
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	16	-	16
Fidelity® VIP Contrafund® Portfolio - Service Class 2	58	2	60
Fidelity® VIP Freedom Income Portfolio - Service Class 2	7	2	9
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	7	3	10
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	18	2	20
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	108	1	109
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	8	1	9
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	25	-	25
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	-	3
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	5	-	5
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	4	-	4
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	112	2	114
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	213	2	215
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	570	4	574

	$3,925	$118	$4,043

32

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

5.      Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2014:	Units Issued	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Managed Tail Risk Fund II	18	27	(9)
Federated High Income Bond Fund II	25	45	(20)
Federated Prime Money Fund II	3,244	3,279	(35)
MFS® Research Series - Initial Class Shares	8	43	(35)
MFS® Growth Series - Initial Class Shares	21	45	(24)
MFS® Total Return Series - Initial Class Shares	35	64	(29)
MFS® Research Bond Series - Initial Class Shares	81	182	(101)
MFS® Utilities Series - Initial Class Shares	53	62	(9)
MFS® Strategic Income Portfolio - Initial Class Shares	34	67	(33)
American Century VP Capital Appreciation Fund - Class I	23	32	(9)
American Century VP International Fund - Class I	72	97	(25)
American Century VP Value Fund - Class I	82	214	(132)
American Century VP Income & Growth Fund - Class I	5	18	(13)
American Century VP Ultra® Fund - Class I	8	21	(13)
American Century VP Mid Cap Value Fund - Class I	21	5	16
American Century VP Inflation Protection Fund - Class II	64	156	(92)
Dreyfus Appreciation Portfolio - Initial Shares	10	34	(24)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	44	47	(3)
Dreyfus Stock Index Fund, Inc. - Initial Shares	89	219	(130)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	2	3	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	9	12	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	37	38	(1)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	25	52	(27)
Franklin Global Real Estate VIP Fund - Class 2	20	59	(39)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	18	18	-
Templeton Developing Markets VIP Fund - Class 2	58	57	1
Templeton Foreign VIP Fund - Class 2	51	46	5
Calamos Growth and Income Portfolio	113	161	(48)
Invesco V.I. American Franchise Fund - Series I Shares	4	8	(4)
Invesco V.I. Technology Fund - Series I Shares	31	18	13
Invesco V.I. Core Equity Fund - Series I Shares	5	28	(23)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	44	110	(66)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	32	46	(14)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	6	10	(4)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	46	81	(35)
Fidelity® VIP Freedom Income Portfolio - Service Class 2	15	36	(21)
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	27	10	17
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	3	13	(10)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	40	95	(55)
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	22	9	13
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	25	13	12
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	16	1	15
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	25	6	19
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	5	1	4
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	259	171	88
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	418	162	256
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,783	334	1,449

33

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2013:	Units Issued	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Managed Tail Risk Fund II	12	20	(8)
Federated High Income Bond Fund II	68	66	2
Federated Prime Money Fund II	3,104	3,148	(44)
MFS Research Series - Initial Class Shares	19	56	(37)
MFS Growth Series - Initial Class Shares	22	46	(24)
MFS Total Return Series - Initial Class Shares	32	46	(14)
MFS Research Bond Series - Initial Class Shares	151	178	(27)
MFS Utilities Series - Initial Class Shares	40	75	(35)
MFS Strategic Income Portfolio - Initial Class Shares	60	72	(12)
American Century VP Capital Appreciation Fund - Class I	15	52	(37)
American Century VP International Fund - Class I	37	125	(88)
American Century VP Value Fund - Class I	77	302	(225)
American Century VP Income & Growth Fund - Class I	17	30	(13)
American Century VP Ultra Fund - Class I	8	34	(26)
American Century VP Mid Cap Value Fund - Class I	8	11	(3)
American Century VP Inflation Protection Fund - Class II	151	183	(32)
Dreyfus Appreciation Portfolio - Initial Shares	21	61	(40)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	19	48	(29)
Dreyfus Stock Index Fund, Inc. - Initial Shares	109	279	(170)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	3	3	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	24	(18)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	22	84	(62)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	24	99	(75)
Franklin Global Real Estate Securities Fund - Class 2	64	65	(1)
Franklin Small-Mid Cap Growth Securities Fund - Class 2	11	17	(6)
Templeton Developing Markets Securities Fund - Class 2	59	82	(23)
Templeton Foreign Securities Fund - Class 2	24	79	(55)
Calamos Growth and Income Portfolio	59	111	(52)
Invesco V.I. American Franchise Fund - Series I Shares	3	18	(15)
Invesco V.I. Technology Fund - Series I Shares	24	47	(23)
Invesco V.I. Core Equity Fund - Series I Shares	16	50	(34)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	27	153	(126)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	16	64	(48)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	5	24	(19)
Fidelity VIP Contrafund Portfolio - Service Class 2	37	163	(126)
Fidelity VIP Freedom Income Portfolio - Service Class 2	22	13	9
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	11	20	(9)
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	35	40	(5)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	39	91	(52)
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	20	8	12
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	22	16	6
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	2	-	2
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	10	-	10
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	1	3	(2)
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	7	1	6
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	281	102	179
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	705	143	562
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	1,587	135	1,452

34

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

6.  Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2014, follows:

	At December 31, 2014					For the Year Ended December 31, 2014

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest			Total Return c Lowest to Highest

Federated Managed Tail Risk Fund II	175	$13.630	to	$20.224	$3,517	1.72%	1.40%	to	1.65%	-2.58%	to	-2.34%
Federated High Income Bond Fund II	178	22.005	to	27.357	4,761	5.90	1.40	to	1.65	1.01	to	1.26
Federated Prime Money Fund II	354	9.653	to	12.268	4,267	0.00	1.40	to	1.65	-1.63	to	-1.39
MFS® Research Series - Initial Class Shares	211	27.085	to	32.767	6,911	0.81	1.40	to	1.65	8.40	to	8.67
MFS® Growth Series - Initial Class Shares	241	30.106	to	35.637	8,579	0.10	1.40	to	1.65	7.16	to	7.43
MFS® Total Return Series - Initial Class Shares	246	19.203	to	32.800	7,431	1.91	1.40	to	1.65	6.72	to	6.99
MFS® Research Bond Series - Initial Class Shares	695	15.287	to	22.472	15,432	2.83	1.40	to	1.65	4.12	to	4.37
MFS® Utilities Series - Initial Class Shares	253	44.172	to	65.913	16,184	2.10	1.40	to	1.65	10.89	to	11.17
MFS® Strategic Income Portfolio - Initial Class Shares	299	16.077	to	19.724	5,853	3.15	1.40	to	1.65	1.58	to	1.84
American Century VP Capital Appreciation Fund - Class I	150	28.066	to	34.069	4,224	0.00	1.40	to	1.65	6.37	to	6.64
American Century VP International Fund - Class I	447	21.188	to	23.817	10,637	1.69	1.40	to	1.65	-7.05	to	-6.82
American Century VP Value Fund - Class I	818	16.654	to	25.404	13,724	1.54	1.40	to	1.65	11.23	to	11.51
American Century VP Income & Growth Fund - Class I	123	12.108	to	24.134	1,537	2.03	1.40	to	1.65	10.66	to	10.94
American Century VP Ultra® Fund - Class I	72	20.078	to	20.671	1,490	0.38	1.40	to	1.65	8.20	to	8.46
American Century VP Mid Cap Value Fund - Class I	41	19.374	to	19.798	806	1.21	1.40	to	1.65	14.52	to	14.81
American Century VP Inflation Protection Fund - Class II	579	12.968	to	13.349	7,717	1.27	1.40	to	1.65	1.61	to	1.86
Dreyfus Appreciation Portfolio - Initial Shares	176	22.127	to	24.486	4,308	1.83	1.40	to	1.65	6.32	to	6.59
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	291	19.311	to	21.468	6,254	0.00	1.40	to	1.65	-0.07	to	0.18
Dreyfus Stock Index Fund, Inc. - Initial Shares	893	24.553	to	25.273	22,556	1.74	1.40	to	1.65	11.57	to	11.85
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	16	23.908	to	44.994	731	1.06	1.40	to	1.65	11.60	to	11.87
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	46	25.259	to	26.467	1,209	0.93	1.40	to	1.65	12.04	to	12.32
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	189	31.021	to	32.112	6,067	0.14	1.40	to	1.65	7.80	to	8.07
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	193	30.925	to	31.838	6,143	0.79	1.40	to	1.65	13.22	to	13.51
Franklin Global Real Estate VIP Fund - Class 2	174	19.198	to	21.982	3,816	0.45	1.40	to	1.65	13.13	to	13.41
Franklin Small-Mid Cap Growth VIP Fund - Class 2	86	12.353	to	26.938	1,068	0.00	1.40	to	1.65	5.71	to	5.97
Templeton Developing Markets VIP Fund - Class 2	225	20.862	to	27.682	4,710	1.49	1.40	to	1.65	-9.89	to	-9.67
Templeton Foreign VIP Fund - Class 2	231	20.892	to	29.397	6,711	1.85	1.40	to	1.65	-12.59	to	-12.37
Calamos Growth and Income Portfolio	645	20.377	to	23.930	15,391	0.98	1.40	to	1.65	5.09	to	5.36
Invesco V.I. American Franchise Fund - Series I Shares	59	6.698	to	19.910	416	0.04	1.40	to	1.65	6.66	to	6.94
Invesco V.I. Technology Fund - Series I Shares	122	4.155	to	24.571	516	0.00	1.40	to	1.65	9.23	to	9.49
Invesco V.I. Core Equity Fund - Series I Shares	63	11.356	to	22.869	713	0.83	1.40	to	1.65	6.38	to	6.65
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	389	10.696	to	24.808	4,202	0.00	1.40	to	1.65	5.39	to	5.65
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	123	15.125	to	38.197	1,930	0.00	1.40	to	1.65	23.07	to	23.38
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	41	27.703	to	28.521	1,169	0.00	1.40	to	1.65	4.05	to	4.31
Fidelity® VIP Contrafund® Portfolio - Service Class 2	291	14.734	to	15.020	4,369	0.73	1.40	to	1.65	9.83	to	10.10
Fidelity® VIP Freedom Income Portfolio - Service Class 2	44	11.695	to	11.922	526	1.13	1.40	to	1.65	1.85	to	2.10
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	58	12.494	to	12.736	731	1.54	1.40	to	1.65	2.50	to	2.76
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	105	12.445	to	12.686	1,330	1.31	1.40	to	1.65	2.75	to	3.00
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	602	12.225	to	12.462	7,498	1.37	1.40	to	1.65	2.88	to	3.15
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	56	12.699	to	12.945	726	1.67	1.40	to	1.65	3.14	to	3.40
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	156	12.294	to	12.532	1,958	1.43	1.40	to	1.65	3.03	to	3.28
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	29	14.550	to	14.721	430	2.21	1.40	to	1.65	2.94	to	3.20
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	34	14.617	to	14.789	505	1.93	1.40	to	1.65	2.98	to	3.24
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	7	14.706	to	14.878	105	1.40	1.40	to	1.65	2.97	to	3.22
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	19	14.739	to	14.912	281	1.43	1.40	to	1.65	3.00	to	3.26
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	737	10.950	to	11.024	8,124	1.03	1.40	to	1.65	1.37	to	1.63
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,463	11.367	to	11.443	16,740	1.07	1.40	to	1.65	1.12	to	1.38
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	4,135	11.520	to	11.597	47,953	0.98	1.40	to	1.65	-0.34	to	-0.10

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

35

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	At December 31, 2013					For the Year Ended December 31, 2013

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest			Total Return c Lowest to Highest

Federated Managed Tail Risk Fund II	184	$13.992	to	$20.710	$3,805	0.98%	1.40%	to	1.65%	14.55%	to	14.83%
Federated High Income Bond Fund II	198	21.784	to	27.015	5,225	6.60	1.40	to	1.65	5.24	to	5.50
Federated Prime Money Fund II	389	9.813	to	12.441	4,771	0.00	1.40	to	1.65	-1.64	to	-1.39
MFS Research Series - Initial Class Shares	246	24.986	to	30.153	7,396	0.33	1.40	to	1.65	30.12	to	30.45
MFS Growth Series - Initial Class Shares	265	28.094	to	33.172	8,785	0.24	1.40	to	1.65	34.61	to	34.95
MFS Total Return Series - Initial Class Shares	275	17.993	to	30.657	7,843	1.79	1.40	to	1.65	17.10	to	17.39
MFS Research Bond Series - Initial Class Shares	796	14.683	to	21.530	16,919	1.17	1.40	to	1.65	-2.65	to	-2.41
MFS Utilities Series - Initial Class Shares	262	39.835	to	59.293	15,219	2.31	1.40	to	1.65	18.55	to	18.84
MFS Strategic Income Portfolio - Initial Class Shares	332	15.827	to	19.368	6,379	11.24	1.40	to	1.65	-0.16	to	0.09
American Century VP Capital Appreciation Fund - Class I	159	26.319	to	32.028	4,183	0.00	1.40	to	1.65	28.78	to	29.10
American Century VP International Fund - Class I	472	22.796	to	25.560	12,055	1.73	1.40	to	1.65	20.41	to	20.71
American Century VP Value Fund - Class I	950	14.935	to	22.839	14,294	1.63	1.40	to	1.65	29.57	to	29.90
American Century VP Income & Growth Fund - Class I	136	10.914	to	21.808	1,509	2.21	1.40	to	1.65	33.60	to	33.93
American Century VP Ultra Fund - Class I	85	18.557	to	19.058	1,621	0.55	1.40	to	1.65	34.83	to	35.17
American Century VP Mid Cap Value Fund - Class I	25	16.918	to	17.245	434	1.20	1.40	to	1.65	27.99	to	28.31
American Century VP Inflation Protection Fund - Class II	671	12.763	to	13.105	8,786	1.62	1.40	to	1.65	-9.98	to	-9.75
Dreyfus Appreciation Portfolio - Initial Shares	200	20.812	to	22.972	4,600	1.91	1.40	to	1.65	19.12	to	19.42
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	294	19.324	to	21.429	6,309	0.00	1.40	to	1.65	46.12	to	46.48
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,023	22.007	to	22.596	23,107	1.82	1.40	to	1.65	29.87	to	30.19
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	17	21.424	to	40.218	687	1.22	1.40	to	1.65	32.15	to	32.48
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	49	22.545	to	23.564	1,148	1.45	1.40	to	1.65	33.99	to	34.32
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	190	28.776	to	29.714	5,650	0.58	1.40	to	1.65	39.97	to	40.32
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	220	27.313	to	28.049	6,166	1.07	1.40	to	1.65	30.14	to	30.46
Franklin Global Real Estate Securities Fund - Class 2	213	16.970	to	19.383	4,112	4.46	1.40	to	1.65	0.64	to	0.90
Franklin Small-Mid Cap Growth Securities Fund - Class 2	86	11.657	to	25.482	1,006	0.00	1.40	to	1.65	35.90	to	36.24
Templeton Developing Markets Securities Fund - Class 2	224	23.095	to	30.720	5,197	1.97	1.40	to	1.65	-2.54	to	-2.30
Templeton Foreign Securities Fund - Class 2	226	23.900	to	33.545	7,492	2.37	1.40	to	1.65	20.96	to	21.26
Calamos Growth and Income Portfolio	693	19.389	to	22.713	15,707	1.09	1.40	to	1.65	14.49	to	14.78
Invesco V.I. American Franchise Fund - Series I Shares	63	6.263	to	18.666	396	0.41	1.40	to	1.65	37.84	to	38.19
Invesco V.I. Technology Fund - Series I Shares	109	3.795	to	22.494	420	0.00	1.40	to	1.65	23.10	to	23.40
Invesco V.I. Core Equity Fund - Series I Shares	86	10.648	to	21.498	911	1.37	1.40	to	1.65	27.13	to	27.45
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	455	10.124	to	23.539	4,652	0.00	1.40	to	1.65	28.74	to	29.06
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	137	12.259	to	31.037	1,739	0.00	1.40	to	1.65	23.43	to	23.74
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	45	26.624	to	27.342	1,226	0.00	1.40	to	1.65	45.80	to	46.16
Fidelity VIP Contrafund Portfolio - Service Class 2	326	13.416	to	13.642	4,445	0.74	1.40	to	1.65	28.81	to	29.13
Fidelity VIP Freedom Income Portfolio - Service Class 2	65	11.483	to	11.676	761	1.48	1.40	to	1.65	3.49	to	3.75
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	41	12.189	to	12.394	504	1.58	1.40	to	1.65	11.34	to	11.62
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	115	12.112	to	12.316	1,417	1.47	1.40	to	1.65	12.24	to	12.52
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	657	11.883	to	12.082	7,933	1.53	1.40	to	1.65	13.74	to	14.03
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	43	12.313	to	12.520	535	1.96	1.40	to	1.65	17.76	to	18.05
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	144	11.933	to	12.134	1,743	1.54	1.40	to	1.65	19.42	to	19.72
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	14	14.135	to	14.265	194	1.58	1.40	to	1.65	22.46	to	22.77
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	15	14.194	to	14.325	209	1.72	1.40	to	1.65	22.94	to	23.25
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	6	14.282	to	14.414	90	1.44	1.40	to	1.65	23.71	to	24.02
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	15	14.309	to	14.441	218	1.52	1.40	to	1.65	24.07	to	24.38
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	649	10.802	to	10.847	7,037	0.84	1.40	to	1.65	6.16	to	6.43
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,207	11.241	to	11.288	13,621	0.86	1.40	to	1.65	10.55	to	10.83
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	2,686	11.560	to	11.609	31,176	1.06	1.40	to	1.65	14.06	to	14.34

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

36

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	At December 31, 2012					For the Year Ended December 31, 2012

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest			Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	192	$12.215	to	$18.035	$3,448	0.55%	1.40%	to	1.65%	8.36%	to	8.63%
Federated High Income Bond Fund II	196	20.700	to	25.607	4,902	7.15	1.40	to	1.65	12.81	to	13.09
Federated Prime Money Fund II	433	9.977	to	12.616	5,408	0.00	1.40	to	1.65	-1.65	to	-1.40
MFS Research Series	283	19.202	to	23.115	6,521	0.79	1.40	to	1.65	15.34	to	15.63
MFS Growth Series	289	20.870	to	24.581	7,091	0.00	1.40	to	1.65	15.46	to	15.75
MFS Total Return Series	289	15.366	to	26.115	7,058	2.76	1.40	to	1.65	9.43	to	9.70
MFS Research Bond Series	823	15.083	to	22.061	17,885	2.73	1.40	to	1.65	5.58	to	5.85
MFS Strategic Income Series	344	15.852	to	19.351	6,599	5.86	1.40	to	1.65	9.04	to	9.32
MFS Utilities Series	297	33.603	to	49.892	14,617	6.76	1.40	to	1.65	11.62	to	11.90
American Century VP Capital Appreciation Fund	196	20.386	to	24.870	4,005	0.00	1.40	to	1.65	14.09	to	14.38
American Century VP International Fund	560	18.932	to	21.175	11,842	0.86	1.40	to	1.65	19.17	to	19.47
American Century VP Value Fund	1,175	11.498	to	17.627	13,600	1.89	1.40	to	1.65	12.69	to	12.97
American Century VP Income & Growth Fund	149	8.149	to	16.324	1,232	2.07	1.40	to	1.65	12.86	to	13.14
American Century VP Ultra Fund	111	13.763	to	14.099	1,562	0.00	1.40	to	1.65	12.05	to	12.33
American Century VP Mid Cap Value Fund	28	13.218	to	13.441	372	2.08	1.40	to	1.65	14.41	to	14.70
American Century VP Inflation Protection Fund (Class II)	703	14.177	to	14.521	10,199	2.45	1.40	to	1.65	5.62	to	5.88
Dreyfus Appreciation Portfolio	240	17.471	to	19.237	4,605	3.64	1.40	to	1.65	8.61	to	8.89
Dreyfus Opportunistic Small Cap Portfolio	323	13.225	to	14.629	4,730	0.00	1.40	to	1.65	18.58	to	18.88
Dreyfus Stock Index Fund, Inc.	1,193	16.946	to	17.356	20,688	1.98	1.40	to	1.65	13.83	to	14.12
The Dreyfus Socially Responsible Growth Fund, Inc.	17	16.212	to	30.358	517	0.78	1.40	to	1.65	10.13	to	10.41
JPMorgan Insurance Trust U.S. Equity Portfolio	67	16.826	to	17.543	1,176	1.49	1.40	to	1.65	15.71	to	16.00
JPMorgan Insurance Trust Small Cap Core Portfolio	252	20.559	to	21.176	5,329	0.21	1.40	to	1.65	17.76	to	18.05
JPMorgan Insurance Trust Mid Cap Value Portfolio	295	20.988	to	21.500	6,338	1.11	1.40	to	1.65	18.40	to	18.69
Franklin Global Real Estate Securities Fund (Class II)	214	16.861	to	19.211	4,111	0.00	1.40	to	1.65	25.32	to	25.63
Franklin Small-Mid Cap Growth Securities Fund (Class II)	92	8.556	to	18.751	788	0.00	1.40	to	1.65	9.03	to	9.30
Templeton Developing Markets Securities Fund (Class II)	247	23.638	to	31.522	5,866	1.42	1.40	to	1.65	11.30	to	11.58
Templeton Foreign Securities Fund (Class II)	281	19.759	to	27.664	7,677	3.15	1.40	to	1.65	16.29	to	16.58
Calamos Growth and Income Portfolio	745	16.935	to	19.788	14,689	2.02	1.40	to	1.65	6.65	to	6.91
Invesco Van Kampen V.I. American Franchise Fund	78	4.532	to	13.541	354	0.00	1.40	to	1.65	10.72	to	10.99
Invesco V.I. Technology Fund (Series I)	132	3.075	to	18.273	412	0.00	1.40	to	1.65	9.45	to	9.72
Invesco V.I. Core Equity Fund (Series I)	120	8.355	to	16.910	1,002	0.99	1.40	to	1.65	12.01	to	12.29
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	581	7.844	to	18.284	4,597	0.00	1.40	to	1.65	9.38	to	9.66
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	185	9.907	to	25.146	1,881	0.00	1.40	to	1.65	5.27	to	5.53
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	64	18.261	to	18.706	1,194	0.00	1.40	to	1.65	15.78	to	16.07
Fidelity VIP Contrafund Portfolio	452	10.415	to	10.564	4,769	1.01	1.40	to	1.65	14.23	to	14.52
Fidelity VIP Freedom Funds - Income	56	11.096	to	11.255	634	1.09	1.40	to	1.65	4.51	to	4.77
Fidelity VIP Freedom Funds - 2010	50	10.947	to	11.103	550	1.39	1.40	to	1.65	9.75	to	10.02
Fidelity VIP Freedom Funds - 2015	120	10.792	to	10.946	1,317	1.46	1.40	to	1.65	10.06	to	10.34
Fidelity VIP Freedom Funds - 2020	709	10.447	to	10.596	7,506	1.78	1.40	to	1.65	11.21	to	11.49
Fidelity VIP Freedom Funds - 2025	31	10.456	to	10.606	329	1.49	1.40	to	1.65	12.91	to	13.19
Fidelity VIP Freedom Funds - 2030	138	9.992	to	10.135	1,396	1.99	1.40	to	1.65	13.29	to	13.57
Fidelity VIP Freedom Funds - 2035	12	11.542	to	11.620	142	2.33	1.40	to	1.65	14.69	to	14.98
Fidelity VIP Freedom Funds - 2040	5	11.545	to	11.622	58	2.21	1.40	to	1.65	14.73	to	15.01
Fidelity VIP Freedom Funds - 2045	8	11.545	to	11.623	89	2.61	1.40	to	1.65	15.09	to	15.38
Fidelity VIP Freedom Funds - 2050	9	11.534	to	11.611	109	2.13	1.40	to	1.65	15.45	to	15.74
TOPS Protected Balanced ETF Portfolio - Class 2 d	470	10.175	to	10.192	4,789	0.06	1.40	to	1.65	1.75	to	1.92
TOPS Protected Moderate Growth ETF Portfolio - Class 2 d	645	10.168	to	10.185	6,571	0.13	1.40	to	1.65	1.68	to	1.85
TOPS Protected Growth ETF Portfolio - Class 2 d	1,234	10.135	to	10.152	12,524	0.08	1.40	to	1.65	1.35	to	1.52

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2012.

37

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	At December 31, 2011					For the Year Ended December 31, 2011

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest			Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	214	$11.273	to	$16.601	$3,540	0.73%	1.40%	to	1.65%	-6.84%	to	-6.61%
Federated High Income Bond Fund II	199	18.349	to	22.642	4,442	8.79	1.40	to	1.65	3.45	to	3.71
Federated Prime Money Fund II	425	10.143	to	12.795	5,325	0.00	1.40	to	1.65	-1.63	to	-1.39
MFS Research Series	333	16.648	to	19.990	6,635	0.85	1.40	to	1.65	-2.08	to	-1.83
MFS Growth Series	327	18.076	to	21.237	6,927	0.19	1.40	to	1.65	-1.95	to	-1.71
MFS Total Return Series	335	14.042	to	23.805	7,509	2.58	1.40	to	1.65	0.11	to	0.36
MFS Research Bond Series	904	14.286	to	20.842	18,574	2.68	1.40	to	1.65	5.00	to	5.27
MFS Strategic Income Series	379	14.538	to	17.702	6,622	5.30	1.40	to	1.65	3.03	to	3.28
MFS Utilities Series	340	30.105	to	44.587	14,995	3.13	1.40	to	1.65	5.04	to	5.30
American Century VP Capital Appreciation Fund	232	17.823	to	21.798	4,139	0.00	1.40	to	1.65	-8.03	to	-7.80
American Century VP International Fund	661	15.887	to	17.724	11,694	1.34	1.40	to	1.65	-13.48	to	-13.26
American Century VP Value Fund	1,476	10.177	to	15.642	15,152	2.04	1.40	to	1.65	-0.63	to	-0.39
American Century VP Income & Growth Fund	175	7.203	to	14.464	1,282	1.55	1.40	to	1.65	1.43	to	1.68
American Century VP Ultra Fund	137	12.283	to	12.551	1,721	0.00	1.40	to	1.65	-0.58	to	-0.34
American Century VP Mid Cap Value Fund	28	11.553	to	11.718	333	1.36	1.40	to	1.65	-2.31	to	-2.07
American Century VP Inflation Protection Fund (Class II)	698	13.423	to	13.714	9,556	4.06	1.40	to	1.65	9.92	to	10.20
Dreyfus Appreciation Portfolio	286	16.085	to	17.667	5,050	1.73	1.40	to	1.65	7.23	to	7.50
Dreyfus Opportunistic Small Cap Portfolio	363	11.153	to	12.305	4,466	0.41	1.40	to	1.65	-15.25	to	-15.04
Dreyfus Stock Index Fund, Inc.	1,499	14.886	to	15.208	22,781	1.85	1.40	to	1.65	0.21	to	0.46
The Dreyfus Socially Responsible Growth Fund, Inc.	18	14.721	to	27.496	494	0.94	1.40	to	1.65	-0.75	to	-0.50
JPMorgan Insurance Trust U.S. Equity Portfolio	74	14.542	to	15.123	1,118	1.20	1.40	to	1.65	-3.47	to	-3.23
JPMorgan Insurance Trust Small Cap Core Portfolio	316	17.459	to	17.938	5,673	0.12	1.40	to	1.65	-6.33	to	-6.09
JPMorgan Insurance Trust Mid Cap Value Portfolio	395	17.727	to	18.113	7,147	1.25	1.40	to	1.65	0.49	to	0.74
Franklin Global Real Estate Securities Fund (Class II)	269	13.455	to	15.291	4,103	7.81	1.40	to	1.65	-7.19	to	-6.96
Franklin Small-Mid Cap Growth Securities Fund (Class II)	101	7.828	to	17.199	799	0.00	1.40	to	1.65	-6.38	to	-6.15
Templeton Developing Markets Securities Fund (Class II)	274	21.185	to	28.322	5,823	0.97	1.40	to	1.65	-17.23	to	-17.02
Templeton Foreign Securities Fund (Class II)	336	16.991	to	23.729	7,884	1.72	1.40	to	1.65	-12.09	to	-11.87
Calamos Growth and Income Portfolio	741	15.879	to	18.509	13,657	1.50	1.40	to	1.65	-3.48	to	-3.23
Invesco V.I. Capital Appreciation Fund (Series I)	88	4.083	to	12.230	363	0.14	1.40	to	1.65	-9.41	to	-9.19
Invesco V.I. Technology Fund (Series I)	137	2.802	to	16.696	395	0.19	1.40	to	1.65	-6.60	to	-6.37
Invesco V.I. Core Equity Fund (Series I)	142	7.440	to	15.097	1,053	0.92	1.40	to	1.65	-1.69	to	-1.45
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	685	7.153	to	16.716	4,945	0.00	1.40	to	1.65	-6.83	to	-6.60
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	225	9.388	to	23.887	2,165	0.00	1.40	to	1.65	-6.07	to	-5.83
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	83	15.772	to	16.117	1,343	0.00	1.40	to	1.65	-10.52	to	-10.29
Fidelity VIP Contrafund Portfolio	568	9.118	to	9.225	5,238	0.80	1.40	to	1.65	-4.37	to	-4.13
Fidelity VIP Freedom Funds - Income	63	10.617	to	10.742	681	1.43	1.40	to	1.65	-0.27	to	-0.02
Fidelity VIP Freedom Funds - 2010	66	9.975	to	10.092	663	1.85	1.40	to	1.65	-2.05	to	-1.81
Fidelity VIP Freedom Funds - 2015	148	9.805	to	9.920	1,466	1.87	1.40	to	1.65	-2.14	to	-1.90
Fidelity VIP Freedom Funds - 2020	774	9.394	to	9.504	7,357	1.82	1.40	to	1.65	-2.85	to	-2.61
Fidelity VIP Freedom Funds - 2025	34	9.261	to	9.370	322	1.99	1.40	to	1.65	-3.94	to	-3.70
Fidelity VIP Freedom Funds - 2030	131	8.820	to	8.924	1,169	1.92	1.40	to	1.65	-4.42	to	-4.18
Fidelity VIP Freedom Funds - 2035	11	10.064	to	10.106	109	1.97	1.40	to	1.65	-5.81	to	-5.57
Fidelity VIP Freedom Funds - 2040	3	10.063	to	10.105	34	2.29	1.40	to	1.65	-5.88	to	-5.64
Fidelity VIP Freedom Funds - 2045	5	10.031	to	10.073	50	2.85	1.40	to	1.65	-6.20	to	-5.96
Fidelity VIP Freedom Funds - 2050	8	9.991	to	10.032	77	3.38	1.40	to	1.65	-6.70	to	-6.47

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

38

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	At December 31, 2010					For the Year Ended December 31, 2010

	Units (000's)	Unit Fair Value Lowest to Highest			Assets Net (000's)	Investment a Income Ratio	Expense Ratio b Lowest to Highest			Total Return c Lowest to Highest

Federated Capital Appreciation Fund II	244	$12.100	to	$17.776	$4,327	0.02%	1.40%	to	1.65%	11.18%	to	11.46%
Federated High Income Bond Fund II	213	17.737	to	21.832	4,588	7.53	1.40	to	1.65	12.85	to	13.14
Federated Prime Money Fund II	531	10.312	to	12.975	6,731	0.00	1.40	to	1.65	-1.64	to	-1.39
MFS Research Series	381	17.001	to	20.363	7,722	0.93	1.40	to	1.65	14.00	to	14.29
MFS Growth Series	371	18.436	to	21.606	7,994	0.12	1.40	to	1.65	13.45	to	13.73
MFS Total Return Series	375	14.027	to	23.720	8,444	2.83	1.40	to	1.65	8.13	to	8.40
MFS Research Bond Series	936	13.605	to	19.799	18,328	3.01	1.40	to	1.65	5.71	to	5.97
MFS Strategic Income Series	447	14.111	to	17.139	7,584	4.60	1.40	to	1.65	8.31	to	8.58
MFS Utilities Series	404	28.660	to	42.341	16,935	3.31	1.40	to	1.65	11.94	to	12.22
American Century VP Capital Appreciation Fund	267	19.331	to	23.702	5,177	0.00	1.40	to	1.65	29.14	to	29.47
American Century VP International Fund	595	18.362	to	20.434	12,146	2.23	1.40	to	1.65	11.44	to	11.72
American Century VP Value Fund	1,417	10.217	to	15.742	14,611	2.26	1.40	to	1.65	11.57	to	11.85
American Century VP Income & Growth Fund	193	7.084	to	14.260	1,402	1.49	1.40	to	1.65	12.28	to	12.56
American Century VP Ultra Fund	134	12.355	to	12.593	1,691	0.49	1.40	to	1.65	14.18	to	14.47
American Century VP Mid Cap Value Fund	27	11.827	to	11.966	319	2.34	1.40	to	1.65	17.30	to	17.60
American Century VP Inflation Protection Fund (Class II)	741	12.211	to	12.445	9,215	1.67	1.40	to	1.65	3.40	to	3.66
Dreyfus Appreciation Portfolio	335	15.000	to	16.434	5,503	2.21	1.40	to	1.65	13.43	to	13.71
Dreyfus Opportunistic Small Cap Portfolio	388	13.160	to	14.484	5,615	0.77	1.40	to	1.65	29.00	to	29.33
Dreyfus Stock Index Fund, Inc.	1,471	14.854	to	15.138	22,260	1.84	1.40	to	1.65	12.96	to	13.24
The Dreyfus Socially Responsible Growth Fund, Inc.	23	14.831	to	27.633	636	0.89	1.40	to	1.65	12.94	to	13.22
JPMorgan Insurance Trust U.S. Equity Portfolio	79	15.064	to	15.627	1,239	0.94	1.40	to	1.65	11.72	to	12.00
JPMorgan Insurance Trust Small Cap Core Portfolio	280	18.638	to	19.101	5,340	0.00	1.40	to	1.65	25.05	to	25.36
JPMorgan Insurance Trust Mid Cap Value Portfolio	388	17.640	to	17.980	6,972	1.17	1.40	to	1.65	21.43	to	21.74
Franklin Global Real Estate Securities Fund (Class II)	249	14.498	to	16.436	4,085	2.90	1.40	to	1.65	18.99	to	19.29
Franklin Small-Mid Cap Growth Securities Fund (Class II)	109	8.341	to	18.371	912	0.00	1.40	to	1.65	25.54	to	25.85
Templeton Developing Markets Securities Fund (Class II)	267	25.531	to	34.217	6,862	1.71	1.40	to	1.65	15.66	to	15.95
Templeton Foreign Securities Fund (Class II)	295	19.329	to	26.926	7,826	1.95	1.40	to	1.65	6.63	to	6.90
Calamos Growth and Income Portfolio	841	16.451	to	19.127	16,020	2.01	1.40	to	1.65	9.77	to	10.04
Invesco V.I. Capital Appreciation Fund (Series I)	106	4.497	to	13.501	480	0.72	1.40	to	1.65	13.60	to	13.88
Invesco V.I. Technology Fund (Series I)	149	2.993	to	17.876	452	0.00	1.40	to	1.65	19.32	to	19.62
Invesco V.I. Core Equity Fund (Series I)	168	7.550	to	15.357	1,267	0.93	1.40	to	1.65	7.76	to	8.03
Seligman Capital Portfolio (Class II)	629	7.658	to	17.941	4,845	0.00	1.40	to	1.65	25.97	to	26.28
Seligman Communications and Information Portfolio (Class II)	277	9.969	to	25.430	2,826	0.00	1.40	to	1.65	12.91	to	13.19
Seligman Smaller-Cap Value Portfolio (Class II)	100	17.626	to	17.965	1,787	0.00	1.40	to	1.65	26.10	to	26.42
Fidelity VIP Contrafund Portfolio	553	9.535	to	9.622	5,322	1.07	1.40	to	1.65	15.01	to	15.30
Fidelity VIP Freedom Funds - Income	90	10.646	to	10.744	966	2.30	1.40	to	1.65	5.50	to	5.76
Fidelity VIP Freedom Funds - 2010	61	10.184	to	10.278	622	1.87	1.40	to	1.65	10.70	to	10.98
Fidelity VIP Freedom Funds - 2015	135	10.020	to	10.112	1,363	1.77	1.40	to	1.65	10.94	to	11.22
Fidelity VIP Freedom Funds - 2020	896	9.670	to	9.759	8,748	1.97	1.40	to	1.65	12.46	to	12.74
Fidelity VIP Freedom Funds - 2025	29	9.641	to	9.730	280	2.08	1.40	to	1.65	13.58	to	13.86
Fidelity VIP Freedom Funds - 2030	122	9.228	to	9.313	1,140	1.78	1.40	to	1.65	13.99	to	14.28
Fidelity VIP Freedom Funds - 2035 d	1	10.684	to	10.702	6	2.20	1.40	to	1.65	6.84	to	7.02
Fidelity VIP Freedom Funds - 2040 d	2	10.692	to	10.710	17	1.99	1.40	to	1.65	6.92	to	7.10
Fidelity VIP Freedom Funds - 2045 d	-	10.694	to	10.712	5	1.63	1.40	to	1.65	6.94	to	7.12
Fidelity VIP Freedom Funds - 2050 d	1	10.708	to	10.726	12	2.50	1.40	to	1.65	7.08	to	7.26

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

39

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2014, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the subaccounts of Kansas City Life Variable Annuity Separate Account as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 30, 2015

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements included in the SAI.

(b)	Exhibits:

(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)

(2)	Not Applicable.

(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(4)	(a) Contract Form J157. (3)

(b)  Bonus Endorsement M465. (3)

(c)  Bonus Endorsement M466. (3)

(d)  Form of GMWB Rider and Schedule Pages. (5)

(e)  Contract Form J186. (9)

(5)	Contract Application. (3)

(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)

(b)  By-Laws of Kansas City Life. (2)

(7)	Not Applicable.

(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)

(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

1

(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)

(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company.  (7)

(c.1)  Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.2)  Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)

(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)

(d.4)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (8)

(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

2

(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

(g.2)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

(g.3)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)

(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)

(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)

(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)

3

(j.6)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (8)

(j.7)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (8)

(k.1)  Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (10)

(k.2)  Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (10)

(9)	Opinion and Consent of Counsel. (12)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (12)

(b)  Consent of KPMG LLP.  (12)

(11)	Not Applicable.

(12)	Not Applicable.

----------------

(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).

(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(5)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(8)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

4

(9)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-52290).

(10)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).

(11)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).

(12)  Filed herewith.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners

1,203 Owners as of April 23, 2015.

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Item 28.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly

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adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in

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the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b)  Officers and Directors of Sunset Financial:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kelly T. Ullom	Executive Officer/Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$2,358,409.00	None	N/A	N/A

Item 30.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

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(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 27th day of April, 2015.

Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 27, 2015

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 27, 2015

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 27, 2015

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 27, 2015

/s/ Kevin G. Barth Kevin G. Barth	Director	April 27, 2015

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 27, 2015

/s/ William R. Blessing William R. Blessing	Director	April 27, 2015

/s/ Michael Braude Michael Braude	Director	April 27, 2015

/s/ James T. Carr James T. Carr	Director	April 27, 2015

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/s/ John C. Cozad John C. Cozad	Director	April 27, 2015

/s/ Richard L. Finn Richard L. Finn	Director	April 27, 2015

/s/ David S. Kimmel David S. Kimmel	Director	April 27, 2015

/s/ Cecil R. Miller Cecil R. Miller	Director	April 27, 2015

/s/ Mark A. Milton Mark A. Milton	Director	April 27, 2015

/s/ William A. Schalekamp William A. Schalekamp	Director	April 27, 2015

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Exhibit Index

(9)	Opinion and Consent of Counsel.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of KPMG LLP.

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